================================================================================

                                     PART I


                         CONSECO VARIABLE UNIVERSAL LIFE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                    ISSUED BY

          CONSECO VARIABLE INSURANCE COMPANY AND ITS SEPARATE ACCOUNT L

This prospectus describes our CONSECO VARIABLE UNIVERSAL LIFE (CVUL) Insurance Policy. This is a flexible premium variable universal life insurance policy with variable investment portfolios and a fixed account. This policy is a contract between you and Conseco Variable Insurance Company (CVIC,us,our,we).

This policy provides for the payment of the death proceeds to the beneficiary upon the death of the primary insured, or, if a joint life policy, payment will be made on the second death. The primary insured is the person whose life is insured under the policy and may be the same person as the owner. The death proceeds are usually free of federal income tax for the beneficiary. This policy can be used to create or conserve an estate, for retirement planning, or other insurance needs of individuals and businesses.

Because this is a flexible premium life insurance policy, you can vary the amount and frequency of your premium payments. The policy provides an accumulation value, surrender rights, loan privileges, optional riders and other features traditionally associated with life insurance. Be sure to consult your policy for further understanding of its terms and conditions, as well as any state-specific provisions and variations that might apply.

The Policy offers you a wide variety of investment choices called investment portfolios. Fifty-nine (59) investment portfolios plus our fixed account are available. You can put your money in the fixed account, one or more investment portfolios, or the fixed account and one or more of the investment portfolios. Your investment in the investment portfolios is not guaranteed. You could lose your money. Currently, you can have money invested in up to 20 choices with a minimum of 5% of the premium invested in each choice. In certain states, your contract may not offer a fixed account option.

Money you direct into the fixed account earns interest at a rate guaranteed by us. At certain times we may offer enhancements to certain deposits to the fixed account under terms of a separate enhanced dollar cost averaging service agreement.

Several differences exist between putting your money into the fixed account and placing it into one of the many investment portfolios. The fixed account earns a guaranteed rate of interest each year and, as such, the investment risk is entirely borne by us. Money invested into the investment portfolios is subject to each portfolio's performance, thus the investment risk is borne by you, the owner. Money may be transferred up to 12 times per year among the investment portfolios or into the fixed account without being assessed a transfer fee. Only one transfer from the fixed account may be made within any policy year.

The duration or amount of the death benefit may also vary based on the premiums you pay and the investment performance of the underlying investments. Your policy will terminate before the death of the insured if your policy's cash surrender value is not sufficient to pay the monthly deductions. Your policy contains important provisions to help prevent early terminations; however, the period of coverage is not guaranteed.

Here is a list of the investment portfolios:

 CONSECO SERIES TRUST
    Managed by Conseco Capital Management, Inc.
    (Conseco Capital Management, Inc. is an affiliate of Conseco Variable Insurance Company)
       Conseco 20 Focus Portfolio
       Equity Portfolio
       Balanced Portfolio
       High Yield Portfolio
       Fixed Income Portfolio
       Government Securities Portfolio
       Money Market Portfolio

THE ALGER AMERICAN FUND
  Managed by Fred Alger Management, Inc.
    Alger American Growth Portfolio
    Alger American Leveraged AllCap Portfolio
    Alger American MidCap Growth Portfolio
    Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  Managed by American Century Investment Management, Inc.
    VP Income & Growth
    VP International
    VP Value

BERGER INSTITUTIONAL PRODUCTS TRUST
  Managed by Berger LLC (formerly, Berger
  Associates, Inc.)
    Berger IPT--Growth Fund
    Berger IPT--Large Cap Growth Fund
    Berger IPT--Small Company Growth Fund
    Berger IPT--New Generation Fund

  Managed by BBOI Worldwide LLC
    Berger/IPT --International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Managed by The Dreyfus Corporation (NCM Capital Management Group, Inc.-- sub-investment adviser)

DREYFUS STOCK INDEX FUND
  Managed by The Dreyfus Corporation
  (Mellon Equity Associates-index fund manager)

DREYFUS VARIABLE INVESTMENT FUND
  Managed by The Dreyfus Corporation
    Dreyfus VIF Disciplined Stock Portfolio
    Dreyfus VIF International Value Portfolio

FEDERATED INSURANCE SERIES
  Managed by Federated Investment Management Company
    Federated High Income Bond Fund II
    Federated Utility Fund II
  Managed by Federated Global Investment Management Corp.
    Federated International Equity Fund II
     Federated International Small Company Fund II

FIRST AMERICAN FUNDS
  Managed by First America Asset Management
    First American Large Cap Growth Fund
    First American Mid Cap Growth Fund

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  Managed by Invesco Fund Groups, Inc.
    INVESCO VIF--High Yield Fund
    INVESCO VIF--Equity Income Fund
    INVESCO VIF--Financial Services Fund
    INVESCO VIF--Health Sciences Fund
    INVESCO VIF--Real Estate Opportunity Fund
    INVESCO VIF--Technology Fund
    INVESCO VIF--Telecommunications Fund

JANUS ASPEN SERIES
  Managed by Janus Capital Corporation
    Aggressive Growth Portfolio
    Growth Portfolio
    Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
  Managed by Lazard Asset Management
    Lazard Retirement Equity Portfolio
    Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
  Managed by Lord, Abbett & Co.
    Growth & Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 Managed by Neuberger Berman Management Inc.
    Limited Maturity Bond Portfolio
    Midcap Growth Fund
    Partners Portfolio

PIONEER VARIABLE CONTRACTS TRUST, CLASS II SHARES
  Managed by Pioneer Investment Management
    Pioneer Fund VCT Portfolio
    Pioneer Equity-Income VCT Portfolio
    Pioneer Europe VCT Portfolio

RYDEX VARIABLE TRUST
  Managed by Rydex Global Advisors
    OTC Fund
    Nova Fund
    US Government Money Market Fund

SELIGMAN PORTFOLIOS, INC.
  Managed by J. & W. Seligman & Co. Incorporated
    Seligman Communications and Information Portfolio
    Seligman Global Technology Portfolio

STRONG OPPORTUNITY FUND II, INC.
  Advised by Strong Capital Management, Inc.
    Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
  Advised by Strong Capital Management, Inc.
    Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
  Managed by Van Eck Associates Corporation
    Worldwide Bond Fund
    Worldwide Emerging Markets Fund
    Worldwide Hard Assets Fund
    Worldwide Real Estate Fund

- ------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the policy.

THE POLICY:
  IS NOT A BANK DEPOSIT
  IS NOT FEDERALLY INSURED
  IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

TABLE OF CONTENTS
-----------------                                                           PAGE

INDEX OF SPECIAL TERMS .....................................................   9
SUMMARY ....................................................................  10
   CHARGES AND EXPENSES ....................................................  10
      Premium Expense Charge ...............................................  10
      Monthly Deduction ....................................................  11
         Administrative Charge .............................................  11
         Risk Charge .......................................................  11
         Cost of Insurance Charge ..........................................  11
         Net Amount at Risk ................................................  11
         Rider Charges .....................................................  12
      Transfer Fee .........................................................  12
      Surrender Charges ....................................................  12
         Total Surrenders ..................................................  12
         Free Partial Withdrawals ..........................................  13
         Withdrawal in Excess of the Free Partial Withdrawal ...............  14
      Maximum Surrender Charge per $1,000 ..................................  14
      Income Taxes .........................................................  14
      Investment Portfolio Expenses ........................................  14
      Reduction of Charges .................................................  17
   CHART 1- CASH FLOW THROUGH A CONSECO VUL POLICY .........................  20
THE COMPANY ................................................................  21
THE POLICY .................................................................  21
HOW TO BUY A POLICY ........................................................  21
   Issue ages ..............................................................  21
PURCHASES ..................................................................  22
   Premiums ................................................................  22
   Waiver of Planned Periodic Premium Rider ................................  22
WHAT WE WILL DO WITH YOUR MONEY ............................................  23
   When you buy a new policy ...............................................  23
   On the policy date ......................................................  23
   Between the policy date and the end of the free look period .............  23
   For cancellations during the free look period ...........................  23
   After the free look period has expired ..................................  23
   If we decide not to insure you ..........................................  23
GRACE PERIOD ...............................................................  23
NO-LAPSE GUARANTEE .........................................................  24
ACCUMULATION VALUE .........................................................  24
INVESTMENT PORTFOLIOS ......................................................  24
  Investment Portfolios ....................................................  25
  Voting Rights ............................................................  26
  Substitution .............................................................  26
THE FIXED ACCOUNT ..........................................................  26
TRANSFERS ..................................................................  26
  Transfers from any investment portfolio into the fixed account or among investment portfolios ..............................................  27
  Transfers from the fixed account into the investment portfolios ..........  27
  Your rights to make transfers ............................................  27
  Telephone/Internet Transfers .............................................  27
DOLLAR COST AVERAGING PROGRAM ..............................................  27
REBALANCING PROGRAM ........................................................  28
ASSET ALLOCATION PROGRAM ...................................................  28
DEATH BENEFIT ..............................................................  28
  Changing Your Death Benefit Option .......................................  28
  CHART 2 - DEATH BENEFIT OPTIONS ..........................................  29
  Changing Your Specified Amount ...........................................  30
  How Death Proceeds are Paid ..............................................  32
  Beneficiary ..............................................................  32
  Assignment ...............................................................  32
RIDERS .....................................................................  32
  Available riders for single and joint lives ..............................  32
  Available riders for single lives only ...................................  32
  Available riders for joint lives only ....................................  33
TAXES ......................................................................  33
  Taking money out of the policy ...........................................  33
  Diversification ..........................................................  33
ACCESS TO YOUR MONEY .......................................................  33
  Loans ....................................................................  33
  Partial Withdrawals ......................................................  35
  Total Surrender ..........................................................  37
ILLUSTRATION OF POLICY VALUES ..............................................  38
OTHER INFORMATION ..........................................................  45
  The Separate Account .....................................................  45
  Suspension of payments or transfers ......................................  45
  Distributor ..............................................................  45
  Ownership ................................................................  46
  Legal Proceedings ........................................................  46
  Experts ..................................................................  46
  Actuary Consent Letter ...................................................  46
  Reports to Owners ........................................................  47
  Financial Statements .....................................................  47
  Inquiries ................................................................  48
APPENDIX A - Participating Investment Portfolios ...........................  48
APPENDIX B - Death Benefit Percentages .....................................  59
APPENDIX C - Additional Tax Information ....................................  60
APPENDIX D - Financial Statements ..........................................  63

                       CONSECO VARIABLE INSURANCE COMPANY

INDEX OF SPECIAL TERMS
----------------------

We have used some special and technical words or terms in this prospectus to describe the policy. Some of these special or technical words need to be defined or explained. This index tells you where to look for the best explanation of a special word or term. These words and terms are in italics on the indicated page.


                                                                            Page

7702 Percentages ...........................................................  10
Accumulation Unit ..........................................................  23
Accumulation Value .........................................................  23
Assignment .................................................................  32
Beneficiary ................................................................  32
Cash Surrender Value .......................................................   8
Cash Value Accumulation Test ...............................................  31
Charges and Expenses .......................................................   8
Conditional Receipt ........................................................  19
Corridor Percentage ........................................................  10
Cost of Insurance ..........................................................   9
Death Benefit ..............................................................  28
Death Benefit Option .......................................................  28
Dollar Cost Averaging ......................................................  27
Fixed Account ..............................................................  26
Free Look ..................................................................  21
Grace Period ...............................................................  22
Guideline Premium Test .....................................................  31
Investment Portfolios ......................................................  23
Joint Life Policy ..........................................................  19
Loan Account ...............................................................  34
Modified Endowment Contract ................................................  58
Monthly Deduction ..........................................................   9
Net Amount at Risk .........................................................  10
No Lapse Monthly Premium ...................................................  22
Owner(s) ...................................................................  42
Policy Date ................................................................  21
Premiums ...................................................................  20
Primary Insured ............................................................   8
Rebalancing ................................................................  27
Riders .....................................................................  33
Single Life Policy .........................................................  19
Specified Amount ...........................................................   8
Surrender Charge ...........................................................  11
Underwriting ...............................................................  19

SUMMARY
----------

This prospectus describes our CONSECO VARIABLE UNIVERSAL LIFE (CVUL) Insurance Policy. This is a flexible premium variable universal life insurance policy with variable investment portfolios and a fixed account. This policy is a contract between you and Conseco Variable Insurance Company (CVIC,us,our,we).

This policy provides for the payment of the death proceeds to the beneficiary upon the death of the primary insured or, if a joint life policy, payment will be made on the second death. The PRIMARY INSURED is the person whose life is insured under the policy and may be the same person as the owner. The death proceeds are usually free of federal income tax for the beneficiary. The policy can be used to create or conserve an estate, for retirement planning, or other insurance needs of individuals and businesses.

You determine the SPECIFIED AMOUNT at the time the application is taken. It represents the initial amount of life insurance coverage provided by your policy. Your registered representative can help you select a specified amount that matches your budget and financial needs. You may increase or decrease your policy's specified amount any time after the first policy year. Please refer to page 33 for the details on how to make changes.

As a flexible premium life insurance policy you can vary the amount and frequency of your premium payments. The policy provides an ACCUMULATION VALUE (SEE PAGE 24), surrender rights, loan privileges, optional riders and other features traditionally associated with life insurance. Be sure to consult your policy for further understanding of its terms and conditions, as well as any state-specific provisions and variations that might apply.

The policy offers you a wide variety of investment choices called investment portfolios. Fifty-nine (59) investment portfolios plus our fixed account are available. You can put your money in the fixed account, one or more investment portfolios, or in the fixed account and one or more of the investment portfolios. Your investment in the portfolios is not guaranteed. You could lose your money. Currently, you can have money invested in up to 20 choices with a minimum of 5% of the premium invested in each choice. In certain states, your policy may not offer a fixed account option.

Money you direct into the fixed account earns interest at a rate guaranteed by us. At certain times we may offer enhancements to certain deposits to the fixed account under terms of a separate enhanced dollar cost averaging service agreement.

Several differences exist between putting your money into the fixed account and placing it into one of the many investment portfolios. The fixed account earns a guaranteed rate of interest each year and, as such, the investment risk is entirely borne by Us. Money invested into the portfolios is subject to each portfolio's performance, thus the investment risk is borne by you, the owner. Money may be transferred up to 12 times per year among the portfolios without being assessed a transfer fee. Only one transfer from the fixed account may be made within any policy year.

The duration or amount of the death benefit may also vary based on the premiums you pay and the investment performance of the underlying investments. Your policy will terminate before the death of the insured if your policy's CASH SURRENDER VALUE is not sufficient to pay the monthly deductions. Your policy contains important provisions to help prevent early terminations; however, the period of coverage is not guaranteed. The cash surrender value of a policy is equal to the accumulation value of the policy less applicable surrender changes less any outstanding loans and loan interest.

CHARGES AND EXPENSES

Charges against the policy cover EXPENSES associated with the policy. These charges affect the return on your investment. The policy charges are listed below.

PREMIUM EXPENSE CHARGES

We deduct premium expense charges from each premium payment made. The premium expense charges are as follows:

                                          Policy Years
                                       1-10           11+
                Premium Tax            2.25%         2.25%
                Federal Tax            1.25%         1.25%
                Sales Load             2.50%         0.50%

The premium expense charges cover our costs of issuing and administering your policy. Such costs include sales commissions, premium taxes, deferred acquisition costs, and administrative costs. Premium expense charges are deducted from the initial premium on the policy date. For later premium payments, the premium expense charge is deducted on the date when the premium is applied to the policy. We guarantee that the rates of premium expense charges will never increase.

MONTHLY DEDUCTION

The MONTHLY DEDUCTION is the sum of the Administrative Charge, Risk Charge, the Cost of Insurance (COI) charges, and charges for riders. The initial deduction accrues beginning on the issue date through the policy date, at which time the deduction is taken. All monthly deductions after the initial deduction are taken as of the monthly anniversaries.

The monthly deduction charges will be allocated pro-rata from the fixed account and the investment portfolios, excluding the loan account. This deduction will be made on a last-in, first-out basis (LIFO) from the fixed account.

We guarantee that all monthly deductions will cease after the insured reaches age 100 or, in the case of a joint life policy, after the younger insured reaches age 100.

          ADMINISTRATIVE CHARGE

          We deduct an administrative charge each month from the unloaned accumulation value of the policy. The administrative charge is as follows:

                       Policy Year 1:       $25/month
                       Policy Years 2+:     $ 5/month

          This charge covers administrative costs associated with the policy. We guarantee that this charge will never increase.

          RISK CHARGE

          We deduct a risk charge each month from the unloaned accumulation value of the policy invested in the separate account only. The risk charges are as follows:

                                           Policy         Policy        Policy
                                         YEARS 1-10    YEARS 11-20     YEARS 21+
          Asset Component               1/12 of .75%   1/12 of .25%        0
                                         per month       per month

          Specified Amount Component: (see below)

               The specified amount Component is assessed on a Per $1,000 of the specified amount basis and varies by the issue age, sex, specified amount, and rate class of the primary insured. The maximum amount of this charge for a standard risk class, single life policy is $.17 per $1,000 of specified amount per month. There is a new specified amount component for 10 years following every increase in specified amount.

          COST OF INSURANCE CHARGE

          We deduct a cost of insurance charge each month based on the Net Amount at Risk (NAR) under the policy. This charge will depend upon the specified amount, accumulation value, policy year, gender (unless you are in a state requiring unisex rates), age, rate class, and specified amount of the primary insured.

          The maximum cost of insurance charges for standard rate classes are based on the 1980 Commissioner's Standard Ordinary smoker/nonsmoker mortality table and are expressed as per $1,000 of Net Amount at Risk. The maximum cost of insurance rates for standard rate classes range from .08420 to 83.33333 per $1,000. The current COI rates will vary by policy year.

          Current charges for a standard risk class are generally lower than the maximum rate. We guarantee that the cost of insurance charge for a standard risk classification will not exceed the maximum charges indicated in the policy.

          We determine the current monthly cost of insurance rates based on our expectations of future experience. We may, and usually do, charge less than the maximum cost of insurance rates that are listed in your policy. If current cost of insurance rates change, the change will apply to all insureds of the same age, sex, rate class, specified amount band, and policy year. Cost of insurance rates are higher if your policy is in a special rate class.

          NET AMOUNT AT RISK

          The Net Amount at Risk is the insured portion of the death benefit of your policy. It is the amount, as of each monthly deduction date, used to calculate the cost of insurance charges for the next month. The remainder of this section explains how the Net Amount at Risk is calculated.

          The Death Benefit Option chosen and whether the policy exceeds the percentage corridor set forth in section 7702 of the Internal Revenue Code of 1986, determine the Net Amount at Risk. The Net Amount at Risk for each possibility is calculated as follows:

          o Option A, Not in Corridor - The Net Amount at Risk is equal to (Specified Amount) minus (Accumulation Value) plus (Determinate Charges) divided by (Interest Factor).

          o Option B, Not in Corridor - The Net Amount at Risk is equal to (Specified Amount) divided by (Interest Factor).

          o Option C, Not in Corridor - The Net Amount at Risk is equal to (Specified Amount) plus (Premium paid) minus (Withdrawals not including surrender charges) minus (Accumulation Value) plus (Determinate Charges) divided by (Interest Factor).

          o Option A, B, or C, in Corridor - The Net Amount at Risk is equal to the (Accumulation Value) minus (Determinate charges) multiplied by (7702 percentage) minus (Accumulation Value) plus (Determinate Charges) divided by (Interest Factor).


          DEFINITIONS APPLICABLE TO THE NET AMOUNT AT RISK FORMULAS

          o Determinate charges - Monthly deduction charges except for the COI.

          o 7702 PERCENTAGE - THE CORRIDOR PERCENTAGE for policies under the Guideline Premium Test Option and the Net Single Premium Percentage for policies under the Cash Value Test Option.

          o Interest Factor - The monthly equivalent of the 4% guaranteed interest rate under the fixed account.

          o Accumulation Value - The Accumulation Value at the beginning of the month before any charges are made.

          RIDER CHARGES

          We charge separately for any riders that have a cost attached to the policy as part of the monthly deduction.

TRANSFER FEE

          A transfer occurs when the policy owner transfers funds from one or more investment portfolios or the fixed account and places them into a combination of other investment portfolios or the fixed account. There is no charge for each of the first 12 transfers per policy year. Thereafter, we may charge up to $25 for each additional transfer, although currently there is no charge for additional transfers. Transfer charges may be waived for certain third-party transfer programs authorized by us. The transfers affected by Dollar Cost Averaging and Asset Rebalancing programs do not count against the 12 free transfers per policy year.

SURRENDER CHARGES

          We may assess a SURRENDER CHARGE if you withdraw money in excess of the free partial withdrawal percentage. Any surrender charge will depend upon your specified amount, premiums paid, the policy year of surrender, issue age, sex, rate class, and specified amount band.

          The surrender charge for total surrenders is level for the first 5 policy years. It then declines (pursuant to formula and risk factors) down to zero at the end of policy year 10. Your policy is issued with a surrender charge schedule that shows the surrender charges by policy year. The surrender charge schedule is a 10-year schedule from the date of issue of the segment of insurance, with the percentage varying by month. The percentages in the surrender charge schedule may vary by issue age, sex, and rate class. A change in the specified amount may change your surrender charge schedule.

          Surrender charges are charges we make when you take money out of your policy.

          TOTAL SURRENDERS

          A total surrender occurs when there is a full surrender of the policy's cash surrender value.

          o The surrender charge compensates us for the costs associated with the sale, underwriting, and issue of the policy.

          o The surrender charge is the actual first-year premium paid up to the surrender charge premium, multiplied by the percentage found in the surrender charge schedule in your policy. The surrender charge premium is shown in your policy.

          o The surrender charge is based on the specified amount and will never be greater than the maximum surrender charge shown in your policy. The maximum surrender charge varies by the specified amount, issue age, and rate class.

          o    We guarantee that the surrender charge rates will not increase.

          o There is no surrender charge on the initial specified amount after 10 policy years.

          o Each increase of your policy's specified amount will carry its own 10-year schedule of surrender charges.

          FREE PARTIAL WITHDRAWALS

          The policy has a free partial withdrawal provision after the first policy year for policies with Death Benefit Option A. This feature allows you to withdraw a portion of the accumulation value without a surrender charge after the first policy year. Partial withdrawals are permitted in any amount of $500 or more. For policies under death benefit option A, the specified amount is reduced by the amount of the withdrawal.

          o    The free amount applies to Death Benefit Option A only.

          o The free partial withdrawal amount (free amount) each policy year after the first is 10% of the accumulation value less the free amount applicable to prior withdrawals made in the policy year.

          o Any surrender charge that is not assessed still remains, and the remaining charge is based on the remaining specified amount.

          o    The free amount does not apply to Options B and C.

          o    You may take the free amount in more than one withdrawal.

          o The remaining free amount at any time is 10% of the accumulation value less the amount of free withdrawals taken to date in that policy year.

          o You cannot carry over the free amount if you do not use it in any given year.

          o The remaining surrender charge is not reduced by a free partial withdrawal.

WITHDRAWAL IN EXCESS OF THE FREE PARTIAL WITHDRAWAL

A withdrawal in excess of the free partial withdrawal occurs when a partial withdrawal is taken in excess of the free partial withdrawal percentage.

          o If you withdraw money in excess of the free partial withdrawal percentage, we will assess a surrender charge. This charge is calculated on your initial specified amount, the premiums paid, the year of surrender, issue age, sex, rate class, and specified amount band.

          o For Death Benefit Option A, a partial withdrawal of cash surrender value in excess of the free amount will cause a decrease in your specified amount and a surrender charge. The specified amount is decreased by the amount that the partial withdrawal exceeds the free amount. The surrender charge assessed is a pro-rata portion of the surrender charge based on the specified amount decrease. This pro-rata surrender charge is calculated the same way if you specifically request a specified decrease.

          o The surrender charge for any increase in specified amount is based on the surrender charge premium for the insured at the time of the increase. There is no surrender charge taken at the time of the face increase.

          o If there was a specified amount increase prior to a decrease, the surrender charge is assessed on a Last In First Out basis. Any surrender charges are deducted from the unloaned accumulation value of the policy. The deduction is made pro-rata from all investment portfolios and the fixed account.

          o You may withdraw any amount, up to the cash surrender value, without causing a total surrender. Withdrawals of a significant portion of your cash surrender value put your policy at risk of entering the grace period and lapsing.

MAXIMUM SURRENDER CHARGES PER $1,000

The table below lists the maximum surrender charge per $1,000 of specified amount for a standard rate class for all ages within the age range. The maximum surrender charge for some ages within the range will be smaller.

                      Maximum Surrender Charges per $1,000

                                   MALE                      FEMALE
        ISSUE AGE       NON-SMOKER     SMOKER      NON-SMOKER       SMOKER
        ---------       ----------     ------      ----------       ------
           0-9            7.7368           N/A        7.1803           N/A
          10-19           9.3186       10.8152        8.5691        9.2989
          20-29          14.2241       16.4843       13.2147       14.3494
          30-39          19.3360       22.4727       17.9322       19.5053
          40-49          25.4675       30.5441       22.9722       25.2916
          50-59          35.7276       43.7651       30.8247       33.9564
          60-69          55.4572       67.7685       45.9482       50.2643
          70-80          98.3533      116.0200       80.9063       87.2664

INCOME TAXES

As an insurance company we may incur income taxes related to our policies. Presently, we do not make deductions for income taxes. However, we reserve the right to deduct any income taxes.

INVESTMENT PORTFOLIO EXPENSES

Investment portfolios have associated investment advisory expenses. Future expenses may be greater or less than those shown. Please refer to the fund prospectuses for further explanation. Unless otherwise noted, the amount of Investment Portfolio Expenses born by each portfolio for the fiscal year ended December 31, 2000 was as follows:

 ACTUAL FUND EXPENSES FOR YEAR 2000

                                                                   TOTAL ANNUAL
                                                                    PORTFOLIO
                                                  OTHER EXPENSES     EXPENSES
                                                  (AFTER EXPENSE  (AFTER EXPENSE
                                                  REIMBURSEMENT,  REIMBURSEMENT,
                                     MANAGE-       IF ANY, FOR     IF ANY, FOR
                                      MENT   12b-1   CERTAIN         CERTAIN
                                      FEES   FEES  PORTFOLIOS)     PORTFOLIOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSECO SERIES TRUST (1) (2) (3)
--------------------------------------------------------------------------------
Conseco 20 Focus Portfolio     .... 0.80%      --    0.10%          0.90%
Equity Portfolio .................. 0.75%      --    0.02%          0.77%
Balanced Portfolio ................ 0.75%      --    0.00%          0.75%
High Yield Portfolio     .......... 0.80%      --    0.10%          0.90%
Fixed Income Portfolio ............ 0.60%      --    0.07%          0.67%
Government Securities Portfolio ... 0.60%      --    0.06%          0.66%
Money Market Portfolio     ........ 0.35%      --    0.05%          0.40%
--------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
--------------------------------------------------------------------------------
Alger American Growth Portfolio ... 0.75%      --    0.04%          0.79%
Alger American Leveraged
  AllCap Portfolio     ............ 0.85%      --    0.05%          0.90%
Alger American Mid Cap
  Growth Portfolio ................ 0.80%      --    0.04%          0.84%
Alger American Small
  Capitalization Portfolio ........ 0.85%      --    0.05%          0.90%
--------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (4)
--------------------------------------------------------------------------------
VP Income & Growth    ............. 0.70%      --    0.00%          0.70%
VP International     .............. 1.23%      --    0.00%          1.23%
VP Value    ....................... 1.00%      --    0.00%          1.00%
--------------------------------------------------------------------------------
BERGER INSTITUTIONAL PRODUCTS TRUST (5)
--------------------------------------------------------------------------------
Berger IPT-Growth Fund      ....... 0.75%      --    0.25%          1.00%
Berger IPT-Large Cap
  Growth Fund      ................ 0.75%      --    0.15%          0.90%
Berger IPT-Small Company
  Growth Fund      ................ 0.85%      --    0.13%          0.98%
Berger IPT-New Generation
  Fund (10) ....................... 0.85%      --    0.35%          1.20%
Berger/IPT -International
  Fund      ....................... 0.90%      --    0.30%          1.20%
--------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE
  GROWTH FUND, INC. (6)             0.75%      --    0.03%          0.78%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND (6)....... 0.25%      --    0.01%          0.26%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND (6)
--------------------------------------------------------------------------------
Dreyfus VIF Disciplined
  Stock Portfolio ................. 0.75%      --    0.06%          0.81%
Dreyfus VIF International
  Value Portfolio ................. 1.00%      --    0.39%          1.39%
--------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES (7)
--------------------------------------------------------------------------------
Federated High Income
  Bond Fund II .................... 0.60%      --    0.19%          0.79%
Federated International
  Equity Fund II (11) ............. 0.54%      --    0.71%          1.25%
Federated Utility Fund II ......... 0.75%      --    0.19%          0.94%
Federated International Small
  Company Fund II.................. 1.25%     0.25%  0.00%          1.50%
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS (8)
--------------------------------------------------------------------------------
First American Large Cap
  Growth Fund...................... 0.70%            0.25%          0.95%
First American Mid Cap
  Growth Fund...................... 0.70%     0.25%  0.20%          1.15%
--------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC. (9)
--------------------------------------------------------------------------------
INVESCO VIF--High Yield
  Fund      ....................... 0.60%      --    0.47%          1.07%
INVESCO VIF--Equity Income
  Fund      ....................... 0.75%      --    0.42%          1.17%
INVESCO VIF--Financial
  Services Fund.................... 0.75%            0.34%          1.09%
INVESCO VIF--Health Sciences
  Fund............................. 0.75%            0.32%          1.07%
INVESCO VIF---Real Estate
  Opportunity Fund................. 0.90%            0.83%          1.73%
INVESCO VIF---Technology Fund...... 0.72%            0.30%          1.02%

INVESCO VIF--Telecommunications
  Fund............................. 0.75%            0.31%          1.06%
--------------------------------------------------------------------------------
JANUS ASPEN SERIES (10)
--------------------------------------------------------------------------------
Aggressive Growth Portfolio ....... 0.65%      --    0.01%          0.66%
Growth Portfolio .................. 0.65%      --    0.02%          0.67%
Worldwide Growth Portfolio ........ 0.65%      --    0.04%          0.69%
--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC. (11)
--------------------------------------------------------------------------------
Lazard Retirement Equity
  Portfolio (14) .................. 0.75%    0.25%   0.25%          1.25%
Lazard Retirement Small Cap
  Portfolio (14) .................. 0.75%    0.25%   0.25%          1.25%

                                                                   TOTAL ANNUAL
                                                                    PORTFOLIO
                                                  OTHER EXPENSES     EXPENSES
                                                  (AFTER EXPENSE  (AFTER EXPENSE
                                                  REIMBURSEMENT,  REIMBURSEMENT,
                                     MANAGE-       IF ANY, FOR     IF ANY, FOR
                                      MENT   12b-1   CERTAIN         CERTAIN
                                      FEES   FEES  PORTFOLIOS)     PORTFOLIOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.
--------------------------------------------------------------------------------
Growth & Income Portfolio ......... 0.50%      --    0.37%          0.87%
--------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
--------------------------------------------------------------------------------
Limited Maturity Bond Portfolio ... 0.65%      --    0.11%          0.76%
Partners Portfolio ................ 0.80%      --    0.07%          0.87%
Midcap Growth Fund................. 0.84%            0.14%          0.98%
--------------------------------------------------------------------------------
PIONEER VARIABLE CONTRACTS TRUST, CLASS II SHARES
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio......... 0.65%    0.25%   0.03%          0.93%
Pioneer Equity-Income VCT
  Portfolio........................ 0.65%    0.25%   0.06%          0.96%
Pioneer Europe VCT Portfolio(12)... 0.95%    0.25%   0.50%          1.70%
--------------------------------------------------------------------------------
RYDEX VARIABLE TRUST (13)
--------------------------------------------------------------------------------
OTC Fund .......................... 0.75%      --    0.71%          1.46%
Nova Fund ......................... 0.75%      --    0.67%          1.42%
US Government Money Market Fund.... 0.50%            0.64%          1.14%
--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC. (13)
--------------------------------------------------------------------------------
Seligman Communications and
  Information Portfolio      ...... 0.75%    0.25%   0.11%          1.11%
Seligman Global Technology
  Portfolio      .................. 1.00%    0.15%   0.40%          1.55%
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II, INC. (14)
--------------------------------------------------------------------------------
Opportunity Fund II ............... 1.00%      --    0.11%          1.11%
--------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
--------------------------------------------------------------------------------
Strong Mid Cap Growth
  Fund II      .................... 1.00%      --    0.15%          1.15%
--------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST (15)
--------------------------------------------------------------------------------
Worldwide Bond Fund ............... 1.00%      --    0.22%          1.22%
Worldwide Emerging Markets Fund ... 1.00%      --    0.54%          1.54%
Worldwide Hard Assets Fund ........ 1.00%      --    0.26%          1.26%
Worldwide Real Estate Fund ........ 1.00%      --    2.23%          3.23%

FOOTNOTES

     (1) The Adviser, Conseco Capital Management, Inc., and the Administrator, Conseco Services, LLC, have contractually agreed to waive a portion of their fees and/or pay a portion of the Portfolio's expenses through 4/30/02 to ensure that total annual operating expenses do not exceed: 1.15% for Conseco 20 Focus Portfolio and High Yield Portfolio; 1.10% for the Equity and Balanced Portfolios; 0.95% for the Fixed Income and Government Securities Portfolio; and 0.45% for the Money Market Portfolio.

     (2) Conseco Capital Management, Inc., in order to meet the expense limitations above, has waived its management fees in excess of the annual rate set forth above. Absent such waivers, the management fees would be 0.85% for the Conseco 20 Focus and High Yield Portfolios; 0.80% for the Equity and Balanced Portfolios; and 0.65% for the Fixed Income, Government Securities and Money Market Portfolios.

     (3) Expense information has been restated to reflect the new 12b-1 Distribution Fees.

     (4) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

     (5) The Funds' investment advisers have agreed to waive their advisory fee and reimburse the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT--Growth Fund and the Berger IPT- Large Cap Growth Fund exceed 1.00%, the normal operating expenses in any fiscal year of each of the Berger IPT--Small Company Growth Fund and the Berger IPT--New Generation Fund exceed 1.15%, and the normal operating expenses of the Berger/IPT--International Fund exceed 1.20% of the respective Fund's average daily net assets. Absent the waiver and reimbursement, the Other Expenses for the Berger IPT--Growth Fund, the Berger IPT--New Generation Fund, the Berger IPT-Large Cap Growth Fund, the Berger IPT--Small Company Growth Fund and the Berger/IPT--International Fund would have been 0.55%, 2.67%, 0.15%, 0.13% and 1.27%, respectively, and their Total Annual Portfolio Expenses would have been 1.30%, 3.92%, 0.90%, 0.98%, and 2.12%, respectively. These waivers/reimbursements may not be terminated or amended except by a vote of the Fund's Board of Trustees.

Effective May 12, 2000, the investment advisory fee charged to the Berger IPT International Fund was reduced to the following rates of average daily assets:
0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% of all amounts in excess of $1 billion. The amounts shown reflect the restated advisory fee.

     (6) The expenses for the investment portfolios are for the fiscal year ended December 31, 2000. Actual expenses in future years may be higher or lower than those indicated in the fee table.

     (7) Absent a voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses by Federated Global Investment Management Corp., the Management Fee and Total Annual Portfolio Expenses for International Equity Fund II would have been 0.75% and 1.46%, respectively.

     (8) U.S. Bancorp Piper Jaffray Asset Management intends to waive management fees or otherwise pay other expenses during the current fiscal year so that the total operating expenses do not exceed 1.05% and 1.15%, respectively, for Class 1B shares of First American Large Cap Growth Portfolio and First American Mid Cap Growth Portfolio. Fee waivers may be discontinued at any time.

     (9) The Fund's actual Other Expenses and Total Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were voluntarily absorbed by INVESCO pursuant to a commitment to the Fund and INVESCO. This commitment may be changed at any time following the consultation of the Board of Directors. After absorption, the Fund's Other Expenses and Total Annual Fund Operating Expenses were 0.83% and 1.73%, respectively.

     (10) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

     (11) Effective January 1, 2000, Lazard Asset Management, the Fund's investment adviser voluntarily agreed to reimburse all expenses through December 31, 2000 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent such an agreement with the adviser, the total annual portfolio expenses for the year ended December 31, 2000 would have been 5.07% for the Lazard Retirement Equity Portfolio and 2.76% for the Lazard Retirement Small Cap Portfolio.

     (12) Expenses are estimated for the fiscal year ended December 31, 2001, and reflect the expense limitation in effect through December 31, 2001, under which Pioneer Investment Management, Inc. has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce the Portfolio's Class 1 expenses to 1.50% of the average daily net assets attributable to Class 1 shares. The portion of the portfolio's expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class 1 shares. Absent this arrangement, the management fee would be 1.00% and the estimated total annual operating expenses of the Portfolio's Class II shares would be 1.75%.

     (13) The amount of the Management and 12b-1 Fees and Other Expenses are annualized expenses for the period ended December 31, 2000. Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio began offering Class 2 shares charging 12b-1 fees effective May 1, 2000.

     (14) Strong Capital Management, Inc., the fund's advisor of the Strong Mid Cap Growth Fund II is currently absorbing expenses of 0.02%. Without these absorptions, the expenses would have been 1.17% for the year ended December 31, 1999. The Advisor has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

     (15) Operating Expenses for the Worldwide Hard Assets Fund, the Worldwide Emerging Markets Fund and the Worldwide Real Estate Fund were reduced by a brokerage agreement where the Funds direct certain portfolio trades to a broker that, in return, pays a portion of the Funds' operating expenses. The Advisor agreed to assume expenses on the Worldwide Emerging Markets Fund and the Worldwide Real Estate Fund exceeding 1.30% and 1.50%, respectively, of average daily net assets except Interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2000. Without such absorption, Other Expenses were 0.16% for the Worldwide Hard Assets Fund, 0.33% for the Worldwide Emerging Markets Fund and 1.27% for the Worldwide Real Estate Fund for the year ended December 31, 2000 and Total Expenses were 1.16%, 1.33% and 2.27%, respectively.


REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. We may reduce or eliminate certain charges (premium expense charge, surrender charge, monthly deduction, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs we make available (including our employees and their families).

CHART 1 - CASH FLOW THROUGH A CONSECO VUL POLICY
------------------------------------------------

This flow chart explains how cash normally flows through a Conseco Variable Universal Life Policy.


                                [GRAPHIC OMITTED]


                                     Monthly
                                   Deductions

          If you make a Withdrawal
    or Surrender your Policy

THE COMPANY

We were originally formed as the Great American Reserve Insurance Company. On October 7, 1998, we changed our name to Conseco Variable Insurance Company.

We are principally engaged in the life insurance business in 49 states and the District of Columbia. We are a stock company organized under the laws of the state of Texas and are an indirect wholly-owned subsidiary of Conseco, Inc. Headquartered in Carmel, Indiana, Conseco Inc. is one of middle America's leading sources for investment, insurance and lending products. Through its subsidiaries and a nationwide network of insurance agents and finance dealers, Conseco, Inc. provides solutions for wealth protection and wealth creation to more than 13 million customers.

THE POLICY

Our CONSECO VARIABLE UNIVERSAL LIFE policy is a contract between you, the OWNER (Reference Page 48 for discussion of Owner), and us. The policy can be used to create or conserve an estate, plan for retirement, or for other insurance needs of individuals and businesses. Coverage becomes effective under your policy on the later of the policy date or the payment of the initial premium.

The policy is a variable life insurance policy. The money you put in the INVESTMENT PORTFOLIOS (see page 24), will increase or decrease depending upon the investment experience of those investment portfolios and you bear the investment risk. If the cash surrender value is insufficient to pay the monthly deductions, the policy may terminate.

The SINGLE LIFE POLICY provides for the payment of the death proceeds to your selected beneficiary upon the death of the primary insured. The primary insured is the person whose life is insured under the policy and usually is the same person as the owner. The death proceeds are usually free of federal income tax for the beneficiary. If the policy is a JOINT LIFE POLICY, a policy insuring the lives of two people, we will pay the death proceeds to your selected beneficiary upon the second death.

The policy also provides an accumulation value, surrender rights, loan privileges, optional riders and other features traditionally associated with life insurance. Be sure to consult your policy for further understanding of its terms and conditions, as well as any state-specific provisions and variations that might apply.

The duration or amount of the DEATH BENEFIT (see page 28) may also vary based on the premiums you pay and the investment performance of the underlying investments. Your policy will terminate before the death of the insured if your policy's cash surrender value is not sufficient to pay the monthly deductions. Your policy contains important provisions to help prevent early terminations; however, the period of coverage is not guaranteed.

HOW TO BUY A POLICY

To buy a policy, you start by sending us a completed, signed application that provides information about the proposed insured(s). Sometimes we may request that the proposed insured(s) provide us with medical records or a physician's statement. We may require other medical tests to be performed.

ISSUE AGES

We currently issue policies to a primary insured ages 0 to 85. The issue ages for joint life policies are 20 to 90. We use the applicant's age as of their last birthday to determine their issue age(s).

We will review the information provided and determine whether the insured(s) meet our standards for issuing a policy. This process is called UNDERWRITING. A policy may be issued in various risk classes. The underwriting process determines the appropriate risk class.

The underwriting process could take 60 days or longer from the time the application is signed. If we receive the initial premium with the application, your registered representative will give you a CONDITIONAL RECEIPT. If you receive the conditional receipt, you will be eligible for conditional coverage. The conditional coverage will be effective from the date of receipt of the premium to the policy date for the policy, subject to the time limit in the conditional receipt. The amount of coverage provided by the conditional receipt is equal to the maximum amount of insurance applied for subject to an amount determined by us that varies by issue age. The conditional insurance is only applicable for the proposed insured and subject to being an acceptable risk for the insurance being applied for. Be sure to consult the conditional receipt for important restrictions and provisions.

PURCHASES

PREMIUMS
PREMIUMS are the cash you give us to buy the policy and keep it in force. The policy is a flexible premium policy that allows you to make premium payments at any time. The initial premium must be at least $50, and all subsequent premiums paid must be at least $25. The minimum premiums that a particular policy may require to remain in force will depend on the policy features.

When you apply for coverage you establish a schedule of planned periodic premiums. You decide the planned periodic premium you want for your policy. You should consult your registered representative to select an appropriate planned periodic premium.

The policy will remain in force so long as the cash surrender value is greater than the monthly deductions. Maintaining a certain level of premium payments required by the NO LAPSE GUARANTEE, as described (see page 24) will also keep the policy in force. If on any monthly anniversary the cash surrender value is less than the monthly deduction or the no-lapse guarantee is not in force, there will be a GRACE PERIOD (see page 23) of 61 days. During the grace period you will have to pay at least the amount of the premium due. The amount of the premium due will be equal to the amount of money required to keep the policy in force during the grace period plus two additional monthly deductions. We will notify you by mail what the amount of this premium will be. If at least this amount is not paid within the grace period, the policy will lapse without value.

Additional premiums may be paid at any time prior to the insured attaining age
100. No premiums may be paid after the insured attains age 100 or, for a joint life policy, past attained age 100 of the younger insured. However, we reserve the right to limit the number and amount of additional premiums. No premiums will be accepted which exceed the guideline premium limits under section 7702 of the Internal Revenue Code. Under some circumstances we may require evidence that the primary insured, or insureds, are still insurable.

If a premium payment increases the net amount at risk, we may decide whether or not to accept the premium based on our underwriting procedures. If we decide to underwrite, the premium is put into a suspense account until the underwriting has been completed.

If all or a portion of a premium payment will cause the policy to become a MODIFIED ENDOWMENT CONTRACT (MEC), we will apply the portion of the premium which is under the MEC limit. We will inform you that a portion of your premium will create a MEC. If you are willing to accept a MEC, we will apply the remaining premium to the policy. If you are not willing to accept a MEC, we will refund the remaining premium to you. Please see Appendix C for additional tax information including a discussion of a MEC and its associated tax consequences.

Any premium over $2,000,000 will not be accepted without prior company approval

All premiums are payable at:

Conseco Variable Insurance Co. Service Center
PO Box 952282
St. Louis, MO 63195-2282

WAIVER OF PLANNED PERIODIC PREMIUM RIDER
You can add a Waiver of Planned Periodic Premium Rider at policy issue. This rider is available to primary insureds aged 15 to 55, although it may not be available for all risk classifications, in conjunction with other riders, or in all states. This rider will only pay your planned periodic premium in the event you become disabled and meet the criteria of the rider. This rider is available only on a single life policy. This is how the rider works:

     o Benefits will apply if the primary insured's total disability begins before age 65 and continues for at least 6 months.

     o Any scheduled planned periodic premium is waived. An equal premium, up to a maximum of $25,000 per month, will be credited to the policy on each monthly anniversary date. Premiums paid during the first 6 months of total disability are refunded to the policy owner or payer.

     o Benefits continue only during the insured's disability for a maximum of two years or to the insured's 65th birthday.

     o All monthly deductions will continue to be made while benefits are being paid under this rider.

     o If the cash surrender value is not sufficient to cover the monthly deductions, the policy will enter the grace period and if no further premium payments are made, the policy and rider will terminate.

     o If the covered insured is no longer disabled, and you do not resume premium payments, your policy may lapse if the cash surrender value becomes insufficient to cover the monthly deductions.

     o Consult your rider contract for important provisions and restrictions for this coverage.

WHAT WE WILL DO WITH YOUR MONEY

WHEN YOU BUY A NEW POLICY

     o We will temporarily put money in our general account within 2 days of receiving it.

     o Money will remain in the general account through the underwriting process. We set the POLICY DATE once underwriting is complete and any policy delivery requirements have been met. The policy date is the effective date of the coverage.

ON THE POLICY DATE

     o The amount of the initial premium, less the premium expense charge and any monthly deduction that has accrued since the issue date, plus interest, is credited to the policy's accumulation value.

BETWEEN THE POLICY DATE AND THE END OF THE FREE LOOK PERIOD

     o The location of your money depends on the free look provision in your state.

     o If the free look provision permits the refund of your accumulation value as of the policy date, the money is invested on the policy date in the investment portfolios you select.

     o If the free look provision requires a refund of your premium, then the money that you allocate to the FIXED ACCOUNT (See page 26 for description) is put in the fixed account as of the policy date. The money that you allocate to the investment portfolios is invested in the Conseco Money Market account as of the policy date. At the end of the FREE LOOK PERIOD plus five days (to allow for policy delivery), the money is moved from the Conseco Money Market Account to the investment portfolios that you select. The free look provision is the length of time you have to examine the policy and cancel it, if you wish, without surrender charges.

FOR CANCELLATIONS DURING THE FREE LOOK PERIOD

     o If the policy is cancelled within 10 days (a longer time period may apply in some states) after receiving it, we will return the amount of money required by your state. Please check your policy for the amount that will be refunded.

     o A surrender charge will not be assessed if the policy is cancelled during the free look period.

AFTER THE FREE LOOK PERIOD HAS EXPIRED

     o We will allocate any premium you pay as you direct as of the business day we receive it. A business day is any day the New York Stock Exchange is open until 3:00 PM Central Standard Time.

     o The initial premium and each subsequent premium cannot be invested in more than 20 different portfolios, with a minimum of 5% allocated to each choice.

     o You can have your money invested in as many investment portfolios as you desire.

     o We will allocate future premium payments in the same way as your first premium payment, unless you direct us otherwise.

     o AND REMEMBER, you can always change your future allocations, except that there are limitations to moving your money out of the fixed account and you may incur transfer fees for transfers between portfolios (see page 27).


IF WE DECIDE NOT TO INSURE YOU

     o We will return your premium without interest, regardless of how long we hold it.

GRACE PERIOD

Your policy includes a feature known as the Grace Period. Your policy will stay in force as long as your cash surrender value is sufficient to pay the monthly deductions, which are taken out on the monthly anniversary. We will mail you a notice if the cash surrender value is not enough to pay the deductions. This notice will specify the premium required to keep the policy in force. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period.

If you do not send in the required payment your policy will lapse without value. You may be able to reinstate the policy within 5 years after the end of the grace period if the insureds are still alive. The reinstatement privilege is subject to our underwriting rules.

NO-LAPSE GUARANTEE

Your policy includes a feature known as the no-lapse guarantee premium requirement. This feature relates to the Grace Period.

We will establish the appropriate NO-LAPSE MONTHLY PREMIUM at the time you apply for coverage. This premium may change for subsequent months if certain policy changes are made. On each monthly anniversary, during the first five years you own the policy, we will test to make sure that the total premiums paid less any partial withdrawals, loans and loan interest is greater than the cumulative no-lapse guarantee premium requirement. If the test is satisfied, your policy will not lapse during the first five policy years, even if the cash surrender value is less than the monthly policy deductions.

The purpose of the no-lapse guarantee feature is to protect you from the cash surrender value of the policy during the early years being insufficient to pay the monthly policy deductions. This guarantee terminates on the monthly anniversary when the cumulative premium test first fails.

If, and only if, the policy lapses and is reinstated during the no-lapse period, the policy owner may reinstate the no-lapse guarantee if the no-lapse guarantee was in effect three months prior to the date of the lapse and on the date of reinstatement, the policy owner pays sufficient premiums such that the sum of premiums paid to date, less and partial withdrawals, loans and loan interest, equals or exceeds the no-lapse premium multiplied by the number of policy months between the issue date and the date of the lapse. The effective date of the reinstatement is the next monthly anniversary following Conseco's approval of the reinstatement. The accumulation value at the time of termination, less past due charges during the grace period, plus the premium paid at the time of reinstatement. The surrender charge will be based on the number of policy years form the original issue date.

ACCUMULATION VALUE

The Accumulation Value of your policy is the sum of all investments in the various portfolios, plus the funds in the fixed account, plus the loan account. ACCUMULATION UNITS, which represent shares in an investment portfolio, are an accounting technique to keep track of investment portfolios. The Accumulation Value can increase or decrease depending on the actual performance of the investment options you choose and the crediting rate on our fixed account.

We determine the value of an accumulation unit any day the New York Stock Exchange is open. This value is determined by multiplying the accumulation unit value for an investment portfolio for the previous period by a factor for the current period. The factor is determined by dividing the value of an investment portfolio share at the end of the current period (and any charges for taxes) by the value of an investment portfolio share for the previous period.

The value of an accumulation unit will increase or decrease daily.

We credit your investment portfolios with accumulation units when you allocate a premium payment to an investment portfolio. We also adjust the accumulation units for transfers and withdrawals. The number of accumulation units credited is determined by dividing the amount of the net premium allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We deduct accumulation units from your policy to pay monthly policy charges. We make these deductions pro-rata from the investment portfolios and the fixed account.

INVESTMENT PORTFOLIOS

Your policy currently offers fifty-nine (59) investment portfolios plus our fixed account. The portfolios are listed in the next section. We may not always offer the current portfolios and additional portfolios may be available in the future.

There is an individual prospectus that describes each portfolio. You should read the prospectuses for these investment portfolios carefully. If you do not have the fund prospectuses and need a copy, call us at (866)-479-0552. A summary of the investment objectives and strategies for each portfolio is in another section. If you want to read about these now, please turn to Appendix A.

The investment objectives and policies of some investment portfolios are similar to the investment objectives and policies of other mutual funds managed by the same investment advisers. Although the policies and objectives may be similar, the investment results of the investment portfolios may be higher or lower than the results of other such mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the portfolios have the same investment advisers.

A portfolio's performance may be affected by risks specific to certain types of investments in the portfolio, such as foreign securities, derivative investments, non-investment grade debt securities, securities invested in initial public offerings (IPO's), or companies with relatively small market capitalizations. Purchasing IPO's and other investment techniques may have a magnified impact on a portfolio with a small asset base. A portfolio may not experience similar performance as the assets grow.

INVESTMENT PORTFOLIOS

CONSECO SERIES TRUST
    Managed by Conseco Capital Management, Inc.
    (Conseco Capital Management, Inc. is an affiliate of Conseco Variable Insurance Company)
       Conseco 20 Focus Portfolio
       Equity Portfolio
       Balanced Portfolio
       High Yield Portfolio
       Fixed Income Portfolio
       Government Securities Portfolio
       Money Market Portfolio

THE ALGER AMERICAN FUND
  Managed by Fred Alger Management, Inc.
    Alger American Growth Portfolio
    Alger American Leveraged AllCap Portfolio
    Alger American MidCap Growth Portfolio
    Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  Managed by American Century Investment Management, Inc.
    VP Income & Growth
    VP International
    VP Value

BERGER INSTITUTIONAL PRODUCTS TRUST
  Managed by Berger LLC (formerly, Berger
      Associates, Inc.)
    Berger IPT--Growth Fund
    Berger IPT--Large Cap Growth Fund
    Berger IPT--Small Company Growth Fund
    Berger IPT--New Generation Fund
  Managed by BBOI Worldwide LLC
    Berger/IPT --International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Managed by The Dreyfus Corporation (NCM Capital Management Group, Inc.-- sub-investment adviser)

DREYFUS STOCK INDEX FUND
  Managed by The Dreyfus Corporation
      (Mellon Equity Associates-index fund manager)

DREYFUS VARIABLE INVESTMENT FUND
  Managed by The Dreyfus Corporation
    Dreyfus VIF Disciplined Stock Portfolio
    Dreyfus VIF International Value Portfolio

FEDERATED INSURANCE SERIES
  Managed by Federated Investment Management Company
    Federated High Income Bond Fund II
    Federated Utility Fund II
  Managed by Federated Global Investment Management Corp.
    Federated International Equity Fund II
    Federated International Small Company Fund II

FIRST AMERICAN FUNDS
  Managed by First America Asset Management
    First American Large Cap Growth Fund
    First American Mid Cap Growth Fund

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  Managed by Invesco Fund Groups, Inc.
    INVESCO VIF--High Yield Fund
    INVESCO VIF--Equity Income Fund
    INVESCO VIF--Financial Services Fund
    INVESCO VIF--Health Sciences Fund
    INVESCO VIF--Real Estate Opportunity Fund
    INVESCO VIF--Technology Fund
    INVESCO VIF--Telecommunications Fund

JANUS ASPEN SERIES
  Managed by Janus Capital Corporation
    Aggressive Growth Portfolio
    Growth Portfolio
    Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
  Managed by Lazard Asset Management
    Lazard Retirement Equity Portfolio
    Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
  Managed by Lord, Abbett & Co.
    Growth & Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Managed by Neuberger Berman Management Inc.
    Limited Maturity Bond Portfolio
    Midcap Growth Fund
    Partners Portfolio

PIONEER VARIABLE CONTRACTS TRUST, CLASS II SHARES
  Managed by Pioneer Investment Management
    Pioneer Fund VCT Portfolio
    Pioneer Equity-Income VCT Portfolio
    Pioneer Europe VCT Portfolio

RYDEX VARIABLE TRUST
  Managed by Rydex Global Advisors
    OTC Fund
    Nova Fund
    US Government Money Market Fund

SELIGMAN PORTFOLIOS, INC.
  Managed by J. & W. Seligman & Co. Incorporated
    Seligman Communications and Information Portfolio
    Seligman Global Technology Portfolio

STRONG OPPORTUNITY FUND II, INC.
  Advised by Strong Capital Management, Inc.
    Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
  Advised by Strong Capital Management, Inc.
    Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
  Managed by Van Eck Associates Corporation
    Worldwide Bond Fund
    Worldwide Emerging Markets Fund
    Worldwide Hard Assets Fund
    Worldwide Real Estate Fund

VOTING RIGHTS
We are the legal owner of the investment portfolio shares. However, when an investment portfolio solicits proxies in conjunction with a vote of its shareholders, we will send you and other owners written instructions on how to vote their shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions timely received. Should we determine that we are no longer required to follow this voting procedure, we will vote the shares ourselves.

SUBSTITUTION
We may, in the interest of policyowners, deem it necessary to discontinue one or more of the investment portfolios or substitute a new portfolio for one of the investment portfolios you have selected with another investment portfolio. We will notify you of our intent to do this. We will obtain prior approval from the Securities and Exchange Commission or satisfy other legal requirements before any substitution is made.

THE FIXED ACCOUNT

You can put your money in the fixed account. If you select the fixed account, your money will be placed with our other general account assets. The fixed account option may not be available in your state. The fixed account offers a guaranteed rate of 4% annually. We may credit a higher current rate at our discretion. Such current rates will be guaranteed for a premium or transfer allocation for one year. Different current interest rates may apply to premiums or transfer allocations made on different dates. At certain times we may offer enhancements to certain deposits to the fixed account under terms of a separate enhanced dollar cost averaging service agreement.

TRANSFERS

After making your original investment choices, you can transfer money among the accounts. Transfer requests must be in writing, or via telephone or the Internet if we have appropriate authorization. Here are the rules for transferring money among the accounts:

TRANSFERS FROM ANY INVESTMENT PORTFOLIO INTO THE FIXED ACCOUNT OR AMONG THE INVESTMENT PORTFOLIOS

     o    Currently there are no limits imposed on the number of transfers.

     o You can make up to 12 transfers each policy year without paying a transfer fee.

     o You may be required to pay a $25 transfer fee for every transfer after the twelfth. Currently there is no transfer charge for transfers.

     o The minimum transfer amount is $100 or the entire remaining balance of an investment portfolio. The $100 minimum does not apply if transfers are made pursuant to a dollar cost averaging program, an asset rebalancing program, or at the end of a free look period.

TRANSFERS FROM THE FIXED ACCOUNT INTO THE INVESTMENT PORTFOLIOS

     o    You can make only one such transfer each policy year.

     o    Fees for transfer are discussed above.

     o The maximum amount you can transfer is the greater of $500 or 25% of the fixed account value.

     o There may be additional limits on transfers out of the fixed account imposed by special service agreements on some deposits.

YOUR RIGHT TO MAKE TRANSFERS

     o Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. In any such case, restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right considered by us to be to the disadvantage of the owners.

     o A modification could be applied to transfers to, or from, one or more of the investment portfolios and could include, but is not limited to
          (1) the requirement of a minimum time period between each transfer,
          (2) not accepting a transfer request from an agent under a power of attorney on behalf of more than one owner, or (3) limiting the dollar amount that may be transferred among investment portfolios at any one time.

     o We reserve the right, at any time, and without written notice to any party, to terminate, suspend or modify the transfer privilege.

TELEPHONE/INTERNET TRANSFERS
You can make transfers by telephone and in some cases over the Internet. (Check with your registered representative). Telephone and Internet transfers are subject to our administrative approval including a written request to use these rules and procedures. You can also authorize someone else to make transfers for you. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the joint owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. All telephone calls will be recorded and the caller will be asked to produce personalized data about the owner before we will make a telephone transfer. Personalized data will also be required for Internet transfers. We will send you a written confirmation of the transfer. If we fail to use such procedures we may be liable for any losses due to unauthorized or fraudulent instructions.

Your policy is not designed for market timing strategies by owners or third parties. However, we may authorize certain third party transfer programs at our discretion.

DOLLAR COST AVERAGING PROGRAM

The DOLLAR COST AVERAGING program allows you to systematically transfer a set amount monthly from the Money Market Portfolio to any of the other investment portfolio(s). By investing this way, you buy more shares when share prices are down and fewer when share prices go up. This strategy can help lower the average price you pay for your shares.

You must have at least $2,000 in the Money Market Portfolio to start the dollar cost averaging program.

Planned dollar cost averaging transfers will be made on the same business day of the month. Dollar cost averaging will end when the value in the Money Market Portfolio is zero or you terminate the Dollar Cost Averaging program. You may cancel the Dollar Cost Averaging program at any time.

There is no additional charge for this program. However, we reserve the right to charge for this program in the future. We reserve the right, at any time and without prior notice, to terminate, suspend or modify this program.

Dollar cost averaging does not assure a profit and does not protect against loss in declining markets.

We may offer special dollar cost averaging programs for specific deposits to the fixed account. Any such programs may have restrictions and will be offered by means of a separate service agreement.

The dollar cost averaging program is not available in conjunction with the asset rebalancing program.

ASSET REBALANCING PROGRAM

Once your money has been allocated among the investment portfolios, the market performances of each portfolio will cause the percentages of total accumulation values in various investment portfolios to change. You can direct us to automatically rebalance your contract values to return to your desired percentage allocations. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the date you select. You must use whole percentages for the asset REBALANCING program. You can discontinue the asset rebalancing program at any time. You can request changes to your asset rebalancing program at any time in writing or through telephone or Internet access, which we must receive before the next rebalancing date. If you participate in the rebalancing program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the rebalancing program. We reserve the right, at any time and without prior notice, to terminate, suspend or modify this program. Asset rebalancing transfers do not occur if the transfers would be less than $50. Asset Rebalancing requires a minimum accumulation balance of $5,000 to start the program.

The asset rebalancing program is not available in conjunction with the dollar cost averaging program.

ASSET ALLOCATION PROGRAM

You may want help managing your investments in your policy. Certain investment advisers have made arrangements with us to provide such services to you. We have not made any independent investigation of these advisers and are not endorsing such programs. You may be required to enter into an advisory agreement with your investment adviser to have fees paid out of your policy.

We will make a partial withdrawal from the value of your contract to pay for the services of the investment adviser. These withdrawals will be treated like any other distribution and may be included in gross income for federal income tax purposes. Additionally, any withdrawals for this purpose may be subject to a surrender charge. You should consult with a tax adviser regarding the tax treatment of the payment of investment adviser fees from your policy. A partial withdrawal under Death Benefit Option A may decrease the Specified Amount (see page 14).

DEATH BENEFIT

The primary purpose of the policy is to provide death benefit protection on the life(s) of the insured(s). When the primary insured dies, or the second insured dies if it is a joint life policy, we will pay the death proceeds to your beneficiaries

     o The death proceeds we will pay is equal to: (the death benefit) plus (proceeds from the riders) minus (policy debt) minus (charges to keep policy from lapsing during grace period - if policy is in grace period) plus (interest of at least 3% on the net proceeds from the date of death until the day we pay the death benefit). Some states may require a higher rate than the 3%. Money that had been invested in the separate account will still be invested in the separate account.

     o The amount of the death benefit depends on: the specified amount, the cumulative premiums paid, withdrawals made, the accumulation value on the date of death, the death benefit option elected at the time of death, and the death benefit qualification test selected.

     o    The death benefit option choices are:

          1.   Option A: the specified amount

          2. Option B: the specified amount plus the accumulation value of the policy

          3. Option C: the specified amount plus the total premiums paid minus total withdrawals (not including surrender charges) from the policy.

          The Death Benefit Option is a choice you make that determines the relationship between your specified amount and the death benefit. Chart 2 graphically demonstrates the following choices.

     o    The default Death Benefit Option is Option A.


CHANGING YOUR DEATH BENEFIT OPTION
After the first policy year you can change your death benefit option. These are the rules:

     o    You must submit a written request.

     o Your change will be effective as of the next monthly anniversary date after any necessary underwriting has been completed.

     o A Death Benefit Option change will affect the monthly cost of insurance charge because the cost of insurance varies with the Net Amount at Risk.

     o    You cannot change to or from Option C.

     o If you change from Option A to Option B, your new specified amount will equal the specified amount immediately before the change less the accumulation value on the date it is effective. Underwriting approval may be required to make this change. This change will result in a pro-rata surrender charge based upon the decrease in specified amount.

     o If you change from Option B to Option A, your new specified amount will equal the specified amount immediately before the change plus the accumulation value on the date is it effective.

     o Some death benefit option changes may require us to return a part of your premiums or for you to make a withdrawal to ensure that the policy will still qualify as life insurance. We may refuse changes that either violate the Internal Revenue Code definition of a life insurance contract or cause your policy to become a modified endowment contract (MEC) unless you clearly understand and authorize such changes. Please see Appendix C for additional tax information and a discussion of MEC.


CHART 2-DEATH BENEFIT OPTIONS

This chart demonstrates the three death benefit options available to you under this policy

OPTION A-Death Benefit=The Specified Amount

[CHART OMITTED]


OPTION B-Death Benefit=The Specified Amount + The Accumulation Value of the
Policy


[CHART OMITTED]

OPTION C-The Specified Amount + Total Premiums Paid -Total Withdrawals (n/l Surrender Charges)


[CHART OMITTED]

*NAR=Net Amount at Risk              **AV=Accumulation Value

The option that you select will depend on what is more important to you - building the accumulation value of your policy, or providing for a large death benefit. You should consult your registered representative to help you select the appropriate option for your financial goals.

The guideline minimum death benefit is the minimum death benefit your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code. The policy has two death tests to determine the guideline minimum death benefit - the cash value accumulation test and the guideline premium test. You must choose a test on your application and you can never change your test.

If you do not want limits (subject to company minimums and maximums and the policy becoming a MEC) on the amount of premium you can pay into the policy, the CASH VALUE ACCUMULATION TEST is usually the best choice. Under the CASH VALUE ACCUMULATION TEST, the minimum death benefit is the accumulation value of your policy times a net single premium factor. The appropriate net single premium factors are listed in your policy.

The guideline premium test will usually result in a lower minimum death benefit than the cash value accumulation test. Your choice depends on the premiums you want to pay. THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE. Under the guideline premium test, the guideline minimum death benefit is the accumulation value of your policy times a death benefit percentage. The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year. The death benefit percentages are listed in Appendix B. These percentages start at 250% for a person younger than 40 and decrease to 101% as the age increases.

Under all combinations of Death Benefit Options and guideline premium test, your death benefit will be the greater of:

     o the specified amount of the policy at the time of death, as shown on the most current policy face page. (for Option C, the specified amount plus the sum of the premiums paid minus the sum of the partial withdrawals, which could be less than the specified amount)

     o    the guideline minimum death benefit, and

     o    the death benefit under the death benefit option elected.

CHANGING YOUR SPECIFIED AMOUNT
You may wish to make changes to your specified amount while your policy is inforce. Changes in family status and/or your financial situation are common reasons for changing your specified amount. Some changes, like a new child or home, may increase your need for coverage. Other changes, like retirement or restrictive finances may cause you to decrease your coverage. Your registered representative can help you assess how you might want to change your specified amount as your circumstances change.

You may increase or decrease your policy's specified amount any time after the first policy anniversary. These are the rules:

     o    Your request must be in writing.

     o    The policy must be in force.

     o    You can make only 1 increase and 1 decrease per policy year.

     o    Increases may require underwriting approval.

     o We can refuse a change less than $25,000 ($50,000 for a joint life policy). The minimum change requirement may be waived in certain situations, like a group arrangement.

     o The change will become effective as of the first monthly anniversary after we receive (or approve, if underwriting is required) your request.

     o If the insured is not the owner, the insured must agree to the change as well.

     o The death benefit may change with a change in the specified amount. The amount of death benefit change will depend on the death benefit option and the current death benefit in relationship to the specified amount.

     o Changes in the specified amount can change the net amount at risk. Changes in the net amount at risk will affect the cost of insurance charge.

     o After a change in specified amount, we will send you a new policy face page.

     o Some specified amount changes may require us to return a part of your premiums or for you to make a withdrawal to ensure that the policy will still qualify as life insurance. We may refuse changes that either violate the Internal Revenue Code definition of life insurance or cause your policy to become a MEC unless you clearly understand and authorize such changes. Please see Appendix C for additional tax information.

     o A decrease that follows an increase is assumed to decrease the prior increase(s) before decreasing the initial specified amount.

     o After any specified amount change, the specified amount must still meet the minimum specified amount of the policy.

     o A decrease in specified amount will result in a portion of the surrender charge being assessed.

If your policy is a joint life policy, you may have a special right to increase the specified amount of your policy during the first three policy years. If there is a change in the federal estate tax rates during that time, you can increase your specified amount by the amount shown on the policy schedule, without any underwriting. This option is not available if your policy is rated or either insured was over 75 on the issue date.

HOW DEATH PROCEEDS ARE PAID

We calculate the death proceeds as follows:

     o The death benefit as of the end of the valuation period, defined as the period between the close of the New York Stock Exchange ("NYSE") and the close of the NYSE on the next succeeding date the NYSE is open when death occurs (plus)

     o    Benefits from the riders as of the date of death (minus)

     o    Outstanding loans and loan interest as of the date of death.

We need two things to process a death claim:

     o A death certificate proving the insured died while the policy was in force.

     o    Payment instructions

Death Proceeds are usually paid within seven days after we receive all necessary information that the death of the insured has occurred; all account values in the investment portfolios will be transferred from the investment portfolios and fixed account to our general account pending disbursement.

BENEFICIARY

The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the policy is issued. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If there is an irrevocable beneficiary, the owner needs consent from the irrevocable beneficiary for all transactions except for payment of premiums and loan repayments.

ASSIGNMENT

You can ASSIGN the policy at any time during your lifetime. To assign a policy means to temporarily or permanently transfer policy ownership rights to another party. We will not be bound by the assignment until we receive proper written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. If there is an assignment, the owner needs consent from the Assignee(s) for all transactions except for payment of premiums and loan repayments. AN ASSIGNMENT MAY BE A TAXABLE EVENT. Please see Appendix C for additional tax information.

RIDERS

RIDERS YOU CAN ADD TO YOUR POLICY

RIDERS provide extra benefits or increase the flexibility of your policy. Riders allow you to customize coverage to meet your specific needs. Some of the riders have an additional cost. Not all riders are available in every state and some riders may only be added when you first apply for your policy.

Sometimes adding riders to your policy provides additional coverage at a lower cost than separate policies. However, this is not always the case. Your registered representative can help you use riders to ensure that the policy meets your specific needs including costs and coverage limits.

         Here is a current list of available riders for both single and joint life policies:

     o No Lapse Guarantee Rider: This rider ensures that your policy will remain in force, regardless of accumulation value, 20 or 30 years depending on the length of time you select if you pay a required level of premiums, net of loans, loan interest, and withdrawals. The rider is effective on the policy date and if its terms are met, it will supercede the 5 year no lapse guarantee built into the policy. The availability of this rider may be subject to limitations.

     o Accelerated Death Benefit Rider: This rider gives you access during your lifetime to a percentage of the policy death benefit if you are diagnosed with a terminal illness.

     o Life Insurance Protection Rider (LIPR): This rider provides additional coverage for a cost of insurance lower than the base policy rate. The LIPR covers one insured, so if you have a joint life policy you can add a LIPR on either or both insured(s).

     o Reduced Protection Rider: Ensures your policy will remain in force, at a reduced level, under certain circumstances when your cash surrender value gets very low and you have outstanding policy loans.

         Here is a current list of available riders for single life policies only:

     o    Spouse Rider: Provides term insurance for the spouse of the insured.

     o Children's Level Term Insurance Rider: Provides term insurance for the children of the insured.

     o Unemployment Waiver of Cost of Insurance Rider: Waives the monthly deduction if the insured is unemployed.

     o Waiver of Planned Periodic Premium Rider: Credits the planned periodic premium to the Policy if the insured is disabled. The benefit is limited for a certain period of time.

     o Accidental Death Rider: Provides additional insurance coverage if the insured dies in certain types of accidents.

     o Exchange of Insured Rider: Allows certain corporate owned policies to change the named insured, subject to underwriting requirements.

     o Disability Income Rider: Provides a monthly income if the insured becomes disabled. The benefit is limited for a certain period of time.

         Here is a current list of available riders for joint life policies only:

     o Estate Preservation Rider: Provides additional term insurance of 122.2% of the base policy specified amount during the first four policy years.

     o Policy Split Option Rider: Allows the joint life policy to be split into two single life policies in the event of divorce, the federal estate tax marital deduction is reduced, or a reduction in the maximum estate tax rate below 25%.

     o Joint Term Insurance Rider: Provides additional term life insurance paid on the death of both insureds.

TAKING MONEY OUT OF THE POLICY
You will not be taxed on the increases in the value of your policy until you take money out through a loan or withdrawal. Depending on the policy status, these distributions usually do not cause a taxable event. Loans and withdrawals are treated differently depending on whether your policy is a MEC or not.

If your policy is a MEC, any loan or withdrawal is treated as earnings first and then your investment in the policy. These earnings are included in taxable income. The Internal Revenue Code (IRC) provides that any amount received from a MEC included in taxable income may be subject to a 10% penalty. There is no penalty if the income received is:

     o    Paid on or after the taxpayer turns 59 1/2;

     o Paid if the taxpayer is totally disabled (according to the IRC definition); or

     o Paid as a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If your policy is not a MEC, any withdrawal is treated as a recovery of your investment first and then as earnings. Recovery of investment is not included in taxable income but earnings are. Loan proceeds are treated as indebtedness under the policy and are not included in taxable income. Please see Appendix C for additional tax information.

DIVERSIFICATION
The investment portfolios must satisfy certain diversification requirements. We believe that our investment portfolios are managed to comply with these requirements. Please see Appendix C for additional tax information.

ACCESS TO YOUR MONEY

You can take out a loan from us using your policy as collateral. You can take out part of your policy's cash surrender value through withdrawals or all of the cash surrender value by surrendering your policy.

Loans, withdrawals, and surrenders may create taxable income. Also, loans or withdrawals may make your policy vulnerable to lapsing. If your policy would lapse with an outstanding loan, there could be adverse tax consequences. Consult your tax adviser.

LOANS
You may borrow against the accumulation value in your policy. Here are the rules:

     o    You may take a loan any time after the free look period.

     o Loans can be initiated by written request (or by telephone or internet if we have a telephone/Internet authorization form on file).

     o    You can take as many loans as you like.

     o    The minimum amount of any loan is $500.

     o When you take a policy loan, we transfer the loan amount from the investment portfolios you selected (or pro-rata from all investment portfolios and fixed account, if you make no election) to a LOAN ACCOUNT.

     o The amount of a new loan may not exceed 90% of the accumulation value less applicable surrender charges, less the outstanding loan account and loan interest.

     o Loans are charged interest at a rate that varies depending on the classification of the loan.

     o These rates are listed in the policy and will not be greater than 6.5%. This interest is charged for the past year on the policy anniversary.

     o If you do not pay the loan interest on the policy anniversary, we will transfer to the loan account the amount by which the interest due exceeds the interest that has been credited on the loan account.

An outstanding loan has a permanent effect on your policy. Your registered representative can help you use the policy loan feature.

     o    Amounts in the loan account earn fixed returns.

     o The amount of interest you earn on the loan account may be less than you could have earned from the fixed account or in an investment portfolio.

     o This could lower your policy's accumulation value, which could reduce the amount of the death benefit.

     o Funds in the loan account are not available to pay any policy charges. This could put your policy at risk of lapsing. To keep your policy in force you might have to pay additional premium payments.

     o If the insured(s) die, we will deduct the amount in the loan account plus unpaid interest from the death proceeds before we pay them to your beneficiary.

     o If you surrender your policy, we will deduct the amount in the loan account plus unpaid interest before paying you.

Loans against this policy may be paid off any time while the policy is in force. Repayments work like this:

     o    You may make loan payments of any amount.

     o    You may make loan repayments at any time.

     o Any payment, while a loan is outstanding, is considered premium unless you tell us it is a loan payment.

     o When you make a loan payment, we transfer an amount equal to the repayment applied to the loan account pro-rata to the investment portfolios based on your amount in each portfolio.

     o Depending on the allocation of your accumulation value at the time of payment, we may ask you to specify an investment portfolio allocation to apply your payment.

The loan account of your policy does earn interest, reducing the net cost of your loan. The rate credited varies based on the amount and timing of your loans.

     o    Some loans on the policy are "preferred loans" with a zero net cost.

     o Regular loans have a net cost equal to the rate charged on loan balance less the rate credited to the loan account.

     o    The minimum interest rate credited to the loan account is 4%.

     o During the first 10 policy years, the maximum preferred loan amount is the accumulation value less total premiums paid that haven't been withdrawn.

     o After the first 10 policy years, the preferred amount is the accumulation value.

     o The preferred loan amount is initially determined on the date you first receive a loan and is recalculated on each monthly anniversary after the first loan.

     o The interest rate credited on the loan account up to the preferred amount is the same as the loan interest rate charged

PARTIAL WITHDRAWALS
You can withdraw part of your policy's cash surrender value any time after the free look period. The withdrawal feature works like this:

     o You must send us written notice, or authorize via phone or Internet if you have authorized these methods prior to the instruction.

     o    The minimum withdrawal is $500.

     o The maximum withdrawal is the cash value less the remaining loan account. The policy's cash value is the accumulation value less any surrender charge that applies. (Refer to surrender charges section).

     o The minimum remaining specified amount must be at least the required minimum specified amount shown on your schedule page.

     o When you take a withdrawal, we deduct the withdrawal amount from the investment portfolios you select (or pro-rata from all investment and fixed accounts, if you make no election).

     o The accumulation value and cash surrender value will be reduced by the amount of each withdrawal as well as by the amount of any surrender charge imposed.

     o If the insured(s) dies after the withdrawal request, but before it has been processed, we will deduct the withdrawal from the death proceeds. (See page 28)

A partial withdrawal may affect the specified amount of your policy. This could affect the death proceeds paid under the policy.

     o If the death benefit option is A, a withdrawal reduces the specified amount by the amount of the withdrawal in excess of the free partial withdrawal, but not including surrender charges. (See page 13)

TOTAL SURRENDER
You can surrender your policy at any time for its cash surrender value. The policy's cash surrender value is equal to the cash value less any outstanding loans and loan interest. There are some things to remember about surrendering your policy:

     o    You must submit a written request and send us your policy.

     o We will send the policy's cash surrender value. If there is any outstanding surrender charge it is deducted to help cover our costs for underwriting, issue, and distribution of the policy.


ILLUSTRATION OF POLICY VALUES

In order to show you how the policy works, We created some hypothetical examples. We show a single life policy for a male age 40 and a male age 60. Our hypothetical insureds are in good health, do not smoke and qualify for nonsmoker select rates. The initial and planned periodic premiums are shown in the upper portion of each illustration. The death proceeds, accumulation values and cash surrender values would be lower if the primary insured was in a select (tobacco) or special rate class since the cost of insurance charges would increase.

There are three illustrations - all of which are based on the above. We also assumed that the underlying investment option had gross rates of return of 12%, 6%, & 0%. This means that the underlying investment option would earn these rates of return before the deduction of the invested portfolio expenses (including the management fees). When these costs are taken into account, the net annual investment return rates are approximately 10.9398%, 4.9398%, and -1.0602%.

It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return fluctuates over the years instead of remaining level, this may make a big difference in the long-term investment results of your policy. In order to properly show you how the policy actually works, We calculated values for the accumulation value, cash surrender value and the death proceeds. The death proceeds are the death benefit minus any outstanding loans, loan interest accrued, and any applicable riders.

For these illustrations, we used the charges we described in the expenses section of this prospectus. These charges are (1) premium expense charge, and
(2) monthly deductions, which include administrative, risk, and cost of insurance charges. The values also assume that each investment portfolio will incur expenses annually, which are assumed to be approximately 1.0602% of the average net assets of the investment portfolio. This average is a simple average of the annual expenses of each individual investment in 2000. The expenses of 1.0602% reflect the voluntary waiver of certain advisory fees and/or the reimbursement of operating expenses for certain investment portfolios (as noted in the prospectus for the investment portfolio). If the advisory fees had not been waived and/or if expenses had not been reimbursed, the average expenses would have been approximately 1.3049%. The investment advisers currently anticipate that the current waiver and/or reimbursement arrangements will continue through at least 1/1/2002 to the extent necessary to maintain competitive total annual portfolio expense levels as described in the prospectus. Certain advisers have the right to terminate waivers and/or reimbursements at any time at their sole discretion. If the waiver and/or reimbursement arrangements were not in effect, the death proceeds, accumulation values, and the cash surrender values shown in the illustrations below would be lower. The illustration assumes no loans were taken.

There is also a column labeled "Premiums Accumulated at 5% Interest Per year." This shows how the premium would accumulate if they were invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, rate class, specified amount, and the planned periodic premiums, reflecting both the current cost of insurance and the guaranteed cost of insurance.

Each point of sale illustration contains notes to alert the prospective insured to the risks of their investment in the policy. The following page appears in every personalized illustration.

The illustrated investment results are hypothetical. They should not be viewed as representative of past performance nor indicative of future results. Actual investment performance may differ depending upon the investment allocation chosen by the policy owner and the actual return of the investment portfolios selected. The cash surrender value, accumulation value and death proceeds of the policy will vary from those illustrated if the actual rates of return average the assumed investment return rate over a period of years but fluctuate above or below those averages for individual policy years. Presentations may not be made on our behalf that these hypothetical rates of return can be achieved for any one year or sustained for any period of time. Principal return and accumulation unit values will fluctuate and, therefore, the accumulation value and death benefit may vary accordingly. When redeemed, accumulation units may be worth less than original cost.

                       CONSECO VARIABLE INSURANCE COMPANY
                 11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

                         CONSECO VARIABLE UNIVERSAL LIFE
                   ILLUSTRATION OF VARIOUS INVESTMENT RETURNS



        Client: John Doe                                                         Initial Specified Amount:  250,000
Client Age:  40 Male  Nonsmoker Select                                Initial Death Benefit Option:  A - Level Death Benefit
Initial Premium:  $2,635.00 (Annual)                                          First Year Premium Outlay:  $2,635.00
      Substandard: None                                                              State of Issue:  Indiana
        Riders: None                                                   Death Benefit Qualification Test: Guideline Premium
-----------------------------------------------------------------------------------------------------------------------------------


             Premiums                           Gross 12% (Net 10.9398%)
            Accumulated                      With Current Insurance Charges
               At 5%        Planned        Cash           Cash
End of     Interest Per    Annualized  Accumulation     Surrender      Death
 Year          Year         Premium       Value           Value      Proceeds
 ----          ----         -------       -----           -----      --------
   1           2,767         2,635         1,630               0      250,000
   2           5,672         2,635         3,669           1,034      250,000
   3           8,722         2,635         5,899           3,264      250,000
   4          11,925         2,635         8,345           5,710      250,000
   5          15,288         2,635        11,028           8,393      250,000
   6          18,819         2,635        13,975          11,867      250,000
   7          22,527         2,635        17,211          15,630      250,000
   8          26,420         2,635        20,772          19,718      250,000
   9          30,508         2,635        24,689          24,162      250,000
  10          34,800         2,635        29,001          29,001      250,000
  11          39,307         2,635        34,231          34,231      250,000
  12          44,039         2,635        40,013          40,013      250,000
  13          49,007         2,635        46,408          46,408      250,000
  14          54,225         2,635        53,481          53,481      250,000
  15          59,702         2,635        61,319          61,319      250,000
  16          65,454         2,635        69,952          69,952      250,000
  17          71,494         2,635        79,474          79,474      250,000
  18          77,835         2,635        89,977          89,977      250,000
  19          84,494         2,635       101,578         101,578      250,000
  20          91,485         2,635       114,394         114,394      250,000
  21          98,826         2,635       128,899         128,899      250,000
  22         106,534         2,635       145,000         145,000      250,000
  23         114,628         2,635       162,907         162,907      250,000
  24         123,126         2,635       182,846         182,846      250,000
  25         132,049         2,635       205,084         205,084      250,000
  26         141,418         2,635       229,828         229,828      273,495
  27         151,256         2,635       257,198         257,198      303,494
  28         161,585         2,635       287,477         287,477      336,348
  29         172,431         2,635       320,971         320,971      372,326
  30         183,820         2,635       358,010         358,010      411,712


            Gross 6% (Net 4.9398%)                Gross 0% (Net -1.0602%)
        With Current Insurance Charges        With Current Insurance Charges
    Cash          Cash                        Cash        Cash
Accumulation   Surrender        Death     Accumulation  Surrender     Death
   Value         Value        Proceeds       Value        Value      Proceeds
   -----         -----        --------       -----        -----      --------
   1,515             0         250,000        1,401           0      250,000
   3,330           695         250,000        3,005         370      250,000
   5,205         2,570         250,000        4,567       1,932      250,000
   7,148         4,513         250,000        6,088       3,453      250,000
   9,159         6,524         250,000        7,570       4,935      250,000
   11,246        9,138         250,000        9,015       6,907      250,000
   13,409       11,828         250,000       10,423       8,842      250,000
   15,655       14,601         250,000       11,797      10,743      250,000
   17,987       17,460         250,000       13,136      12,609      250,000
   20,411       20,411         250,000       14,443      14,443      250,000
   23,346       23,346         250,000       16,087      16,087      250,000
   26,405       26,405         250,000       17,693      17,693      250,000
   29,594       29,594         250,000       19,260      19,260      250,000
   32,917       32,917         250,000       20,785      20,785      250,000
   36,393       36,393         250,000       22,282      22,282      250,000
   39,968       39,968         250,000       23,687      23,687      250,000
   43,650       43,650         250,000       25,002      25,002      250,000
   47,430       47,430         250,000       26,210      26,210      250,000
   51,317       51,317         250,000       27,315      27,315      250,000
   55,296       55,296         250,000       28,292      28,292      250,000
   59,527       59,527         250,000       29,219      29,219      250,000
   63,863       63,863         250,000       29,994      29,994      250,000
   68,318       68,318         250,000       30,624      30,624      250,000
   72,879       72,879         250,000       31,077      31,077      250,000
   77,544       77,544         250,203       31,337      31,337      250,000
   82,329       82,329         275,793       31,408      31,408      250,000
   87,216       87,216         306,066       31,244      31,244      250,000
   92,222       92,222         339,223       30,846      30,846      250,000
   97,349       97,349         375,536       30,191      30,191      250,000
  102,573      102,573         415,292       29,214      29,214      250,000


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS

THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                       CONSECO VARIABLE INSURANCE COMPANY
                 11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

CONSECO VARIABLE UNIVERSAL LIFE

                   ILLUSTRATION OF VARIOUS INVESTMENT RETURNS



      Client: John Doe                                                                 Initial Specified Amount:  250,000
Client Age:  40 Male  Nonsmoker Select                                       Initial Death Benefit Option:  A - Level Death Benefit
Initial Premium:  $2,635.00 (Annual)                                                 First Year Premium Outlay:  $2,635.00
      Substandard: None                                                                       State of Issue:  Indiana
        Riders: None                                                           Death Benefit Qualification Test:  Guideline Premium
-----------------------------------------------------------------------------------------------------------------------------------


            Premiums                           Gross 12% (Net 10.9398%)
           Accumulated                    With Guaranteed Insurance Charges
              At 5%        Planned        Cash           Cash
 End of   Interest Per    Annualized  Accumulation     Surrender      Death
  Year        Year         Premium       Value           Value      Proceeds
  ----        ----         -------       -----           -----      --------
    1         2,767         2,635         1,538               0      250,000
    2         5,672         2,635         3,441             806      250,000
    3         8,722         2,635         5,494           2,859      250,000
    4        11,925         2,635         7,707           5,072      250,000
    5        15,288         2,635        10,093           7,458      250,000
    6        18,819         2,635        12,663          10,555      250,000
    7        22,527         2,635        15,434          13,853      250,000
    8        26,420         2,635        18,423          17,369      250,000
    9        30,508         2,635        21,648          21,121      250,000
   10        34,800         2,635        25,129          25,129      250,000
   11        39,307         2,635        29,346          29,346      250,000
   12        44,039         2,635        33,930          33,930      250,000
   13        49,007         2,635        38,909          38,909      250,000
   14        54,225         2,635        44,317          44,317      250,000
   15        59,702         2,635        50,195          50,195      250,000
   16        65,454         2,635        56,589          56,589      250,000
   17        71,494         2,635        63,555          63,555      250,000
   18        77,835         2,635        71,163          71,163      250,000
   19        84,494         2,635        79,484          79,484      250,000
   20        91,485         2,635        88,599          88,599      250,000
   21        98,826         2,635        98,854          98,854      250,000
   22       106,534         2,635       110,172         110,172      250,000
   23       114,628         2,635       122,687         122,687      250,000
   24       123,126         2,635       136,570         136,570      250,000
   25       132,049         2,635       152,026         152,026      250,000
   26       141,418         2,635       169,313         169,313      250,000
   27       151,256         2,635       188,741         188,741      250,000
   28       161,585         2,635       210,693         210,693      250,000
   29       172,431         2,635       235,287         235,287      272,933
   30       183,820         2,635       262,386         262,386      301,744


           Gross 6% (Net 4.9398%)                 Gross 0% (Net -1.0602%)
     With Guaranteed Insurance Charges      With Guaranteed Insurance Charges
     Cash         Cash                      Cash         Cash
 Accumulation   Surrender      Death    Accumulation   Surrender     Proceeds
    Value         Value      Proceeds      Value         Value       Benefit
    -----         -----      --------      -----         -----       -------
    1,426             0       250,000       1,314            0       250,000
    3,114           479       250,000       2,802          167       250,000
    4,830         2,195       250,000       4,220        1,585       250,000
    6,570         3,935       250,000       5,567        2,932       250,000
    8,331         5,696       250,000       6,838        4,203       250,000
    10,108        8,000       250,000       8,027        5,919       250,000
    11,897       10,316       250,000       9,133        7,552       250,000
    13,694       12,640       250,000      10,153        9,099       250,000
    15,495       14,968       250,000      11,080       10,553       250,000
    17,294       17,294       250,000      11,910       11,910       250,000
    19,482       19,482       250,000      12,991       12,991       250,000
    21,673       21,673       250,000      13,954       13,954       250,000
    23,856       23,856       250,000      14,785       14,785       250,000
    26,012       26,012       250,000      15,466       15,466       250,000
    28,127       28,127       250,000      15,983       15,983       250,000
    30,185       30,185       250,000      16,319       16,319       250,000
    32,169       32,169       250,000      16,460       16,460       250,000
    34,068       34,068       250,000      16,394       16,394       250,000
    35,858       35,858       250,000      16,100       16,100       250,000
    37,510       37,510       250,000      15,550       15,550       250,000
    39,095       39,095       250,000      14,753       14,753       250,000
    40,484       40,484       250,000      13,632       13,632       250,000
    41,622       41,622       250,000      12,133       12,133       250,000
    42,453       42,453       250,000      10,199       10,199       250,000
    42,916       42,916       250,000       7,772        7,772       250,000
    42,946       42,946       250,000       4,791        4,791       250,000
    42,474       42,474       250,000       1,194        1,194       250,000
    41,424       41,424       250,000        -             -            -
    39,696       39,696       275,286        -             -            -
    37,162       37,162       304,368        -             -            -

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                       CONSECO VARIABLE INSURANCE COMPANY
                 11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

                         CONSECO VARIABLE UNIVERSAL LIFE
                   ILLUSTRATION OF VARIOUS INVESTMENT RETURNS


Client: John Q. Public
Initial Specified Amount: 500,000
Client Age: 60 Male Nonsmoker Select
Initial Death Benefit Option: A - Level Death Benefit
Initial Premium: $14,965.00 (Annual)
First Year Premium Outlay: $14,965.00
Substandard: None
State of Issue: Indiana
Riders: None
Death Benefit Qualification Test: Guideline Premium
------------------------------------------------------------------------------

            Premiums                            Gross 12% (Net 10.9398%)
           Accumulated                       With CURRENT Insurance Charges
              at 5%        Planned         Cash           Cash
End of    Interest Per    Annualized   Accumulation     Surrender     Death
 YEAR         YEAR         PREMIUM        VALUE           VALUE     PROCEEDS
 ----         ----         -------        -----           -----     --------
   1          15,713        14,965        10,771               0     500,000
   2          32,212        14,965        22,696           7,731     500,000
   3          49,536        14,965        35,583          20,618     500,000
   4          67,726        14,965        49,594          34,629     500,000
   5          86,826        14,965        64,834          49,869     500,000
   6         106,880        14,965        81,598          69,626     500,000
   7         127,937        14,965       100,016          91,037     500,000
   8         150,048        14,965       120,320         114,334     500,000
   9         173,263        14,965       142,770         139,777     500,000
  10         197,640        14,965       167,572         167,572     500,000
  11         223,235        14,965       196,311         196,311     500,000
  12         250,110        14,965       228,345         228,345     500,000
  13         278,329        14,965       264,161         264,161     500,000
  14         307,958        14,965       304,336         304,336     500,000
  15         339,069        14,965       349,340         349,340     500,000
  16         371,736        14,965       399,068         399,068     500,000
  17         406,036        14,965       455,336         455,336     500,000
  18         442,051        14,965       518,850         518,850     544,793
  19         479,867        14,965       588,939         588,939     618,386
  20         519,574        14,965       666,235         666,235     699,547
  21         561,266        14,965       753,310         753,310     790,975
  22         605,042        14,965       849,517         849,517     891,993
  23         651,007        14,965       955,750         955,750   1,003,537
  24         699,271        14,965     1,073,025       1,073,025   1,126,676
  25         749,948        14,965     1,202,426       1,202,426   1,262,548
  26         803,158        14,965     1,345,078       1,345,078   1,412,332
  27         859,030        14,965     1,502,292       1,502,292   1,577,406
  28         917,694        14,965     1,675,370       1,675,370   1,759,138
  29         979,292        14,965     1,865,862       1,865,862   1,959,155
  30        1,043,970       14,965     2,075,281       2,075,281   2,179,045



             Gross 6% (Net 4.9398%)             Gross 0% (Net -1.0602%)
         With CURRENT Insurance Charges     With CURRENT Insurance Charges
    Cash         Cash                      Cash        Cash
Accumulation   Surrender      Death    Accumulation  Surrender     Death
   VALUE         VALUE      PROCEEDS      VALUE        VALUE      PROCEEDS
   -----         -----      --------      -----        -----      --------
   10,072             0      500,000       9,375            0     500,000
   20,615         5,650      500,000      18,624        3,659     500,000
   31,343        16,378      500,000      27,444       12,479     500,000
   42,312        27,347      500,000      35,883       20,918     500,000
   53,511        38,546      500,000      43,914       28,949     500,000
   65,100        53,128      500,000      51,686       39,714     500,000
   77,049        68,070      500,000      59,142       50,163     500,000
   89,413        83,427      500,000      66,314       60,328     500,000
  102,248        99,255      500,000      73,231       70,238     500,000
  115,519       115,519      500,000      79,825       79,825     500,000
  130,185       130,185      500,000      86,779       86,779     500,000
  145,464       145,464      500,000      93,409       93,409     500,000
  161,444       161,444      500,000      99,754       99,754     500,000
  178,265       178,265      500,000     105,903      105,903     500,000
  195,781       195,781      500,000     111,593      111,593     500,000
  212,130       212,130      500,000     114,353      114,353     500,000
  228,824       228,824      500,000     115,979      115,979     500,000
  245,995       245,995      500,000     116,456      116,456     500,000
  263,615       263,615      500,000     115,495      115,495     500,000
  281,871       281,871      500,000     113,070      113,070     500,000
  301,574       301,574      500,000     109,106      109,106     500,000
  322,401       322,401      500,000     103,375      103,375     500,000
  344,506       344,506      500,000      95,416       95,416     500,000
  368,283       368,283      500,000      85,118       85,118     500,000
  394,104       394,104      500,000      72,052       72,052     500,000
  422,389       422,389      500,000      55,367       55,367     500,000
  453,859       453,859      500,000      34,696       34,696     500,000
  489,028       489,028      513,480       8,791        8,791     500,000
  525,758       525,758      552,046        -            -           -
  563,870       563,870      592,064        -            -           -

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                       CONSECO VARIABLE INSURANCE COMPANY
                 11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

CONSECO VARIABLE UNIVERSAL LIFE
                   ILLUSTRATION OF VARIOUS INVESTMENT RETURNS

Client: John Q. Public
Initial Face Amount: 500,000
Client Age: 60 Male Nonsmoker
Select Initial Death Benefit Option: A - Level Death Benefit
Initial Premium: $14,965.00 (Annual)
First Year Premium Outlay: $14,965.00
Substandard: None
State of Issue: Indiana
Riders: None
Death Benefit Qualification Test: Guideline Premium
------------------------------------------------------------------------------

           Premiums                           Gross 12% (Net 10.9398%)
          Accumulated                    With GUARANTEED Insurance Charges
             at 5%        Planned        Cash           Cash
End of   Interest Per    Annualized  Accumulation     Surrender        Death
 Year        Year         Premium       Value           Value        Proceeds
 ----        ----         -------       -----           -----        --------
   1         15,713        14,965        8,349               0        500,000
   2         32,212        14,965       17,219           2,254        500,000
   3         49,536        14,965       26,337          11,372        500,000
   4         67,726        14,965       35,660          20,695        500,000
   5         86,826        14,965       45,153          30,188        500,000
   6        106,880        14,965       54,789          42,817        500,000
   7        127,937        14,965       64,546          55,567        500,000
   8        150,048        14,965       74,413          68,427        500,000
   9        173,263        14,965       84,361          81,368        500,000
  10        197,640        14,965       94,331          94,331        500,000
  11        223,235        14,965      105,139         105,139        500,000
  12        250,110        14,965      115,924         115,924        500,000
  13        278,329        14,965      126,530         126,530        500,000
  14        307,958        14,965      136,801         136,801        500,000
  15        339,069        14,965      146,602         146,602        500,000
  16        371,736        14,965      155,829         155,829        500,000
  17        406,036        14,965      164,382         164,382        500,000
  18        442,051        14,965      172,152         172,152        500,000
  19        479,867        14,965      178,988         178,988        500,000
  20        519,574        14,965      184,623         184,623        500,000
  21        561,266        14,965      189,176         189,176        500,000
  22        605,042        14,965      191,623         191,623        500,000
  23        651,007        14,965      191,122         191,122        500,000
  24        699,271        14,965      186,546         186,546        500,000
  25        749,948        14,965      176,390         176,390        500,000
  26        803,158        14,965      158,590         158,590        500,000
  27        859,030        14,965      130,186         130,186        500,000
  28        917,694        14,965       86,876          86,876        500,000
  29        979,292        14,965       22,259          22,259        500,000
  3-       1,-43,97-       14,965         -               -              -


          Gross 6% (Net 4.9398%)                   Gross 0% (Net -1.0602%)
    With Guaranteed Insurance Charges        With Guaranteed Insurance Charges
    Cash         Cash                      Cash           Cash
Accumulation   Surrender     Death     Accumulation     Surrender      Death
   Value         Value     Proceeds       Value           Value      Proceeds
   -----         -----     --------       -----           -----      ---------
    7,720            0      500,000        7,096              0       500,000
   15,435          470      500,000       13,736              0       500,000
   22,816        7,851      500,000       19,599          4,634       500,000
   29,766       14,801      500,000       24,609          9,644       500,000
   36,192       21,227      500,000       28,689         13,724       500,000
   41,997       30,025      500,000       31,768         19,796       500,000
   47,085       38,106      500,000       33,772         24,793       500,000
   51,356       45,370      500,000       34,627         28,641       500,000
   54,673       51,680      500,000       34,225         31,232       500,000
   56,852       56,852      500,000       32,413         32,413       500,000
   58,303       58,303      500,000       29,474         29,474       500,000
   58,097       58,097      500,000       24,618         24,618       500,000
   55,808       55,808      500,000       17,465         17,465       500,000
   50,942       50,942      500,000        7,584          7,584       500,000
   42,951       42,951      500,000         -               -            -
   31,223       31,223      500,000         -               -            -
   15,018       15,018      500,000         -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -
     -             -           -            -               -            -

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.


OTHER INFORMATION

THE SEPARATE ACCOUNT
We have established a Separate Account, Conseco Variable Account L (Separate Account), to invest in the investment portfolios. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the policies and not against any other policies we may issue.

The obligations under the policies are obligations of Conseco Variable Insurance Company.

SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone any payments or transfers involving an investment portfolio when:

     o The New York Stock Exchange is closed (other than customary weekend or holiday closings);

     o    Trading on the New York Stock Exchange is restricted;

     o An emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios;

     o During any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners. We may defer the portion of any transfer, amount payable, or surrender, or policy loan from the fixed account for not more than six months.

DISTRIBUTOR
Conseco Equity Sales, Inc. (CES), 11815 N. Pennsylvania Street, Carmel, Indiana 46032, acts as the distributor of the contracts. CES, our affiliate, is registered as a broker-dealer under the Securities Exchange Act of 1934. CES is a member of the National Association of Securities Dealers, Inc.

Commissions are based on "target" premiums we determine. The commission we pay varies with the agreement in place, but a common commission schedule we pay is:

     o    90% of premiums paid up to the target premium in the first policy year

     o 3% of premiums in excess of the target premium in the first policy year

     o    3% of premiums received in policy years 2-10

     o    2% of premiums received in policy years 11 and beyond.

We may pay broker-dealers a quarterly renewal commission on the policy's unloaned accumulation value. We may also pay wholesaler fees, marketing and training allowances, bonuses, and other override payments. Registered representatives who meet certain sales levels may qualify for incentive programs, educational seminars, reward trips, and merchandise. We may also offer deferred compensation programs for qualified registered representatives.


OWNERSHIP
OWNER. You, as the owner of the contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. You can change the owner at any time. A change will automatically revoke any prior owner designation. The change request must be in writing. If you die while the policy is in force and the insured(s) is living, ownership passes to a successor owner (if one had been designated), or if there is no successor owner, to the owner's estate.

JOINT OWNER. Joint owners can own the contract. Authorization of both joint owners is required for all policy transactions except transfers, payment of premiums, changes in premium allocations, and loan repayments.

LEGAL PROCEEDINGS
Neither Separate Account L nor CES are involved in any pending or threatened legal proceedings. Conseco Variable Insurance Company is involved in various legal proceedings in the ordinary course of business that are not material in the aggregate in relation to our total assets.

EXPERTS
The financial statements of Conseco Variable Insurance Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, included in Appendix D, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS
All matters of Texas and securities law with respect to this policy have been under the advice of Will D. Davis, Esq., Heath, Davis & McCalla (Legal). In addition, the Washington, DC law firm of Kirkpatrick & Lockhart, LLP has also advised us concerning applicable federal securities laws concerning this policy.

REPORTS TO OWNERS

We will at a minimum send to each owner an annual report of the investment portfolios. Within 30 days after each policy anniversary, an annual statement will be sent to each owner. We may elect to send these more often. The statement will show the current amount of death benefit payable under the policy, the current accumulation value, the current cash surrender value, current loans, and all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the policy year.

Confirmations will be mailed to policy owners within seven days of the receipt of premium; any transfer between investment portfolios; any loan, interest repayment, or loan repayment; any surrender; exercise of the free look privilege; and payment of the death benefit under the policy.

Upon request you are entitled to a receipt of Premium payment.

FINANCIAL STATEMENTS
Our consolidated financial statements are included in Appendix D. There are no financial statements for Separate Account L, because, as of the date of this prospectus, Separate Account L has not commenced operations. In future years owners will receive financial statements for both CVIC and the Separate Account L.

INQUIRIES

If you need more information about buying a policy, please contact us at:

 Conseco Variable Insurance Company
 11815 Pennsylvania St.
 Carmel, Indiana 46032

If you need policy owner service, please contact us at our service address:

 Conseco Variable Insurance Co. Service Center
 PO Box 66850
 St. Louis, MO 63166

or call us toll-free at (866) 479-0552


APPENDIX A -- PARTICIPATING INVESTMENT PORTFOLIOS

     Below is a summary of the investment objectives and strategies of each investment portfolio available under the contract. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

     The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio. The following portfolios are available under the Policy.

CONSECO SERIES TRUST

     Conseco Series Trust is managed by Conseco Capital Management, Inc. (CCM) which is an affiliate of Conseco Variable. Conseco Series Trust is a mutual fund with multiple portfolios. The following portfolios are available under the contract:

CONSECO 20 FOCUS PORTFOLIO

     The Conseco 20 Focus Portfolio seeks capital appreciation. Normally, the Portfolio will invest at least 65% of its assets in common stocks of companies that the Adviser believes have above-average growth prospects. The Portfolio is non-diversified and will normally concentrate its investments in a core position of approximately 20--30 common stocks.

EQUITY PORTFOLIO

     The Equity Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk. The portfolio will invest primarily in selected equity securities, including common stocks and other securities having the investment characteristics of common stocks, such as convertible securities and warrants.

BALANCED PORTFOLIO

     The Balanced Portfolio seeks a high total investment return, consistent with the preservation of capital and prudent investment risk. Normally, the portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.

HIGH YIELD PORTFOLIO

     The High Yield Portfolio seeks to provide a high level of current income with a secondary objective of capital appreciation. Normally, the adviser invests at least 65% of the Portfolio's assets in below investment grade securities (those rated BB+/Ba1 or lower by independent rating agencies).

FIXED INCOME PORTFOLIO

     The Fixed Income Portfolio seeks the highest level of income consistent with preservation of capital. The portfolio invests primarily in investment grade debt securities.

GOVERNMENT SECURITIES PORTFOLIO

     The Government Securities Portfolio seeks safety of capital, liquidity and current income. The portfolio will invest primarily in securities issued by the U.S. government or an agency or instrumentality of the U.S. government.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks current income consistent with stability of capital and liquidity. The portfolio may invest in U.S. government securities, bank obligations, commercial paper obligations, short-term corporate debt securities and municipal obligations.

THE ALGER AMERICAN FUND

     The Alger American Fund is a mutual fund with multiple portfolios. The manager of the fund is Fred Alger Management, Inc. The following portfolios are available under the contract:

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
     The Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can borrow money in amounts of up to one-third of its total assets to buy additional securities.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

     The Alger American MidCap Growth Portfolio seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a mutual fund with multiple portfolios. The fund's investment adviser is American Century Investment Management, Inc. The following portfolios are available under the contract:

VP INCOME & GROWTH FUND

     The VP Income & Growth Fund seeks dividend growth, current income and capital appreciation by investing in common stocks. The fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology.

VP INTERNATIONAL FUND

     The VP International Fund seeks capital growth. The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency fluctuations.

VP VALUE FUND

     The VP Value Fund seeks long-term capital growth. Income is a secondary objective. In selecting stocks for the VP Value Fund, the fund managers look for stocks of medium to large companies that they believe are undervalued at the time of purchase.

BERGER INSTITUTIONAL PRODUCTS TRUST

     Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger LLC (formerly, Berger Associates, Inc.) is the investment advisor for the Berger IPT--Growth Fund, the Berger IPT--Growth and Income Fund, the Berger IPT--Small Company Growth Fund and the Berger IPT--New Generation Fund. BBOI Worldwide LLC, a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM), is the investment advisor for the Berger IPT--International Fund. BBOI Worldwide LLC has delegated daily management of the Fund to IPT International. Berger LLC and IPT International have entered into an agreement to dissolve BBOI Worldwide LLC. The dissolution of BBOI Worldwide LLC will have no effect on the investment advisory services provided to the Fund. Contingent upon shareholder approval, when BBOI Worldwide LLC is dissolved, Berger LLC will become the Fund's advisor and IPT International will continue to be responsible for day-to-day management of the Fund's portfolio as sub-advisor. If approved by shareholders, these advisory changes are expected to take place in the first half of this year. The following portfolios are available under the contract:

BERGER IPT--GROWTH FUND
(FORMERLY, BERGER IPT-100 FUND)

     The Berger IPT-Growth Fund aims for long-term capital appreciation. In pursuing that goal, the fund primarily invests in the common stocks of established companies with the potential for strong earnings growth.

BERGER IPT--GROWTH AND INCOME FUND

     The Berger IPT--Growth and Income Fund aims for capital appreciation and has a secondary goal of investing in securities that produce current income for the portfolio. In pursuing these goals, the fund primarily invests in the securities of well-established, growing companies.

BERGER IPT--SMALL COMPANY GROWTH FUND

     The Berger IPT--Small Company Growth Fund aims for capital appreciation. In pursuing that goal, the fund primarily invests in the common stocks of small companies with the potential for rapid earnings growth.

BERGER IPT--NEW GENERATION FUND

     The Berger IPT--New Generation Fund seeks capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies believed to have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.

BERGER IPT--INTERNATIONAL FUND

     The Berger IPT--International Fund aims for long-term capital appreciation. In pursuing that goal, the fund primarily invests in a portfolio consisting of common stocks of well-established foreign companies.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Socially Responsible Growth Fund, Inc. is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation.

     The Dreyfus Socially Responsible Growth Fund, Inc. seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS STOCK INDEX FUND

     The Dreyfus Stock Index Fund is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation.

     The Dreyfus Stock Index Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The investment adviser for the portfolios is The Dreyfus Corporation. The following portfolios are available under the contract:

DREYFUS VIF DISCIPLINED STOCK PORTFOLIO

The Dreyfus VIF Disciplined Stock Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests in a blended portfolio of growth and value stocks chosen through a disciplined investment process.

DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO

     The Dreyfus VIF International Value Portfolio seeks long-term capital growth. To pursue this goal, the portfolio ordinarily invests most of its assets in equity securities of foreign issuers which Dreyfus considers to be "value" companies.

FEDERATED INSURANCE SERIES

     Federated Insurance Series is a mutual fund with multiple portfolios. Federated Investment Management Company is the adviser to the Federated High Income Bond Fund II and the Federated Utility Fund II and Federated Global Investment Management Corp. is the adviser to the Federated International Equity Fund II. The following portfolios are available under the contract:

FEDERATED HIGH INCOME BOND FUND II

     The Federated High Income Bond Fund II's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fund pursues its investment objective by investing in a diversified portfolio of high-yield, lower-rated corporate bonds.

FEDERATED UTILITY FUND II

     The Federated Utility Fund II's investment objective is to achieve high current income and moderate capital appreciation. The fund pursues its investment objective by investing under normal market conditions, at least 65% of its assets in equity securities (including convertible securities) of companies that derive at least 50% of their revenues from the provision of electricity, gas and telecommunications related services.

FEDERATED INTERNATIONAL EQUITY FUND II

     The Federated International Equity Fund II's investment objective is to obtain a total return on its assets. The fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities.

FEDERATED INTERNATIONAL SMALL COMPANY FUND II

     The Federated International Small Company Fund II seeks long-term growth of capital by investing primarily in equity sectors of foreign countries that have a market capitalization at the time of purchase of $1.5 billion or less.

FIRST AMERICAN FUNDS

     The First American Funds is a mutual fund with various portfolios. The funds are Managed by First America Asset Management.

FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO

     The First American Large Cap Growth Portfolio seeks long-term growth of capital.

FIRST AMERICAN MID CAP GROWTH PORTFOLIO

     The First American Mid Cap Growth Portfolio seeks growth of capital.

INVESCO VIF--EQUITY INDEX FUND

     The INVESCO VIF Equity Income Fund's primary goal is high current income, with growth of capital as a secondary objective. The fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher.

INVESCO VIF - FINANCIAL SERVICES FUND

     The INVESCO VIF Financial Services Fund seeks to make an investment grow by primarily investing in equity securities of companies involved in the financial services sector.

INVESCO VIF -  HEALTH SERVICES FUND

     The INVESCO VIF health Services Fund seeks to make an investment grow primarily investing in equity securities of companies that develop, produce, or distribute products or services that are related to health care.

INVESCO VIF - HIGH YIELD FUND

     The INVESCO VIF High Yield Fund seeks to provide a high level of current income, with growth of capital as a secondary objective. It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds" and preferred stock, including securities issued by foreign companies.

INVESCO VIF - REAL ESTATE OPPORTUNITY FUND

     The INVESCO VIF Real Estate Opportunity Fund seeks to make an investment grow primarily investing in equity securities of companies doing business in the real estate industry.

INVESCO VIF - TECHNOLOGY FUND

     The INVESCO VIF Technology Fund seeks to make an investment grow by primarily investing in equity securities of companies engaged in technology-related industries.

INVESCO VIF - TELECOMMUNICATIONS FUND

     The INVESCO VIF Telecommunications Fund seeks to make an investment grow by primarily investing in equity securities in companies that are engaged in the design, development, manufacture, distribution, or sale of communication services and equipment, and companies that are involved in supplying equipment or services to such companies.

JANUS ASPEN SERIES

     Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Corporation is the investment adviser to the fund. The following portfolios are available under the contract:

AGGRESSIVE GROWTH PORTFOLIO

     The Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

GROWTH PORTFOLIO

     The Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management serves as the investment manager of the portfolios. The investment manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the SEC. The following portfolios are available under the contract:

LAZARD RETIREMENT EQUITY PORTFOLIO

     The Lazard Retirement Equity Portfolio seeks long-term capital appreciation. The portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies (those whose total market value is more than $1 billion) that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

     The Lazard Retirement Small Cap Portfolio seeks long-term capital appreciation. The portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC.

     Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. The fund's investment adviser is Lord, Abbett & Co. The following portfolio is available under the contract:

GROWTH & INCOME PORTFOLIO

     The Growth & Income Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     Neuberger Berman Advisers Management Trust is a mutual fund with multiple portfolios. Neuberger Berman Management Inc. is the investment adviser.

LIMITED MATURITY BOND PORTFOLIO

     The Limited Maturity Bond Portfolio seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities.

MIDCAP GROWTH FUND

     The Midcap Growth Fund seeks growth of capital and invests mainly in common stocks of mid-capitalization companies.

PARTNERS PORTFOLIO

     The Partners Portfolio seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The managers look for well-managed companies whose stock prices are believed to be undervalued.

PIONEER VARIABLE CONTRACT TRUSTS

     The Pioneer Variable Contract Trusts Class II Shares are variable contract Trusts and are managed by Pioneer Investment Management.

PIONEER EQUITY-INCOME VCT PORTFOLIO

     The Pioneer Equity-Income VCT Portfolio seeks current and long-term capital growth primarily through income-producing equity securities of U.S. corporations.

PIONEER EUROPE VCT PORTFOLIO

     The Pioneer Europe VCT Portfolio seeks to provide investment returns that Correspond to 150% of the daily performance of the S&P 500 Index.

PIONEER FUND VCT PORTFOLIO

     The Pioneer VCT Portfolio seeks to provide security of principal, high Current income, and liquidity.

RYDEX VARIABLE TRUST

     Rydex Variable Trust is a mutual fund with multiple portfolios which are managed by Rydex Global Advisors. The following portfolios are available under the contract:

OTC FUND

     The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(TM). The Fund invests principally in securities of companies included in the NASDAQ 100 Index(TM). It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions.

NOVA FUND

     The Nova Fund seeks to provide investment returns that correspond to 150% of the daily performance of the Standard & Poor's 500 Composite Stock Price Index. Unlike traditional index funds, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts and stock indexes. On a day-to-day basis, the Fund holds U.S. government securities to collateralize these futures and options contracts.

US GOVERNMENT MONEY MARKET FUND

     The Rydex US Government Money Market Fund seeks to provide security of Principal, high current income, and liquidity.

SELIGMAN PORTFOLIOS, INC.

     Seligman Portfolios, Inc. is a mutual fund with multiple portfolios which are managed by J. & W. Seligman & Co. Incorporated. The following portfolios are available under the contract:

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

     The Seligman Communications and Information Portfolio seeks capital gain. The Portfolio invests at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries. The Portfolio may invest in companies of any size.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

     The Seligman Global Technology Portfolio seeks long-term capital appreciation. The Portfolio generally invests at least 65% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. The Portfolio may invest in companies of any size.

STRONG OPPORTUNITY FUND II, INC.

     Strong Opportunity Fund II, Inc. is a mutual fund. Strong Capital Management, Inc. is the investment advisor for the fund. The following portfolio is available under the contract:

OPPORTUNITY FUND II

     The Opportunity Fund II seeks capital growth. The fund invests primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects.

STRONG VARIABLE INSURANCE FUNDS, INC.

     Strong Variable Insurance Funds, Inc. is a mutual fund. Strong Capital Management, Inc. is the investment advisor for the fund. The following portfolio is available under the contract:

MID-CAP GROWTH FUND II

     The Mid-Cap Growth Fund II seeks capital appreciation. The fund invests at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for accelerating growth of earnings, cash flow, or asset value.


VAN ECK WORLDWIDE INSURANCE TRUST

     Van Eck Worldwide Insurance Trust is a mutual fund with multiple portfolios. Van Eck Associates Corporation serves as investment adviser to the funds. The following portfolios are available under the contract:

WORLDWIDE BOND FUND

     The Worldwide Bond Fund seeks high total return income plus capital appreciation by investing globally, primarily in a variety of debt securities. The fund's long-term assets will consist of debt securities rated B or better by Standard & Poor's or Moody's Investors' Service.

WORLDWIDE EMERGING MARKETS FUND

     The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing in equity securities in emerging markets around the world. The fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth.

WORLDWIDE HARD ASSETS FUND

     The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

WORLDWIDE REAL ESTATE FUND

     The Worldwide Real Estate Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.




APPENDIX B- DEATH BENEFIT PERCENTAGES

AGE  PERCENTAGE         AGE  PERCENTAGE          AGE  PERCENTAGE

0      250%             34      2.50             67      1.18
1      250              35      2.50             68      1.17
2      250              36      2.50             69      1.16
3      250              37      2.50             70      1.15
4      250              38      2.50             71      1.13
5      250              39      2.50             72      1.11
6      250              40      2.50             73      1.09
7      250              41      2.43             74      1.07
8      250              42      2.36             75      1.05
9      250              43      2.29             76      1.05
10     250              44      2.22             77      1.05
11     250              45      2.15             78      1.05
12     250              46      2.09             79      1.05
13     250              47      2.03             80      1.05
14     250              48      1.97             81      1.05
15     250              49      1.91             82      1.05
16     250              50      1.85             83      1.05
17     250              51      1.78             84      1.05
18     250              52      1.71             85      1.05
19     250              53      1.64             86      1.05
20     250              54      1.57             87      1.05
21     250              55      1.50             88      1.05
22     250              56      1.46             89      1.05
23     250              57      1.42             90      1.05
24     250              58      1.38             91      1.04
25     250              59      1.34             92      1.03
26     250              60      1.30             93      1.02
27     250              61      1.28             94      1.01
28     250              62      1.26             95      1.01
29     250              63      1.24             96      1.01
30     250              64      1.22             97      1.01
31     250              65      1.20             98      1.01
32     250              66      1.19             99      1.01
33     250

APPENDIX C - ADDITIONAL TAX INFORMATION

FEDERAL TAX STATUS

Introduction

     The following discussion summarizes our understanding of the current federal income tax law applicable to life insurance policies in general and is not intended as tax advice. We cannot predict whether any changes in that law or in current interpretations thereof by the Internal Revenue Service ("Service") or the courts will be made. Moreover, the following discussion is not exhaustive and does not consider applicable state or other tax laws, including estate and inheritance tax laws, other than the federal income tax law. Section 7702 of the Code defines the term "life insurance contract" for federal income tax purposes; we believe that the policies will qualify as such. Each prospective purchaser of a policy is urged to seek competent tax advice regarding the applicable tax laws, the possibility of changes therein, and regarding such qualification.

     We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from CVIC.

Diversification

     Section 817 of the Code imposes certain diversification standards on segregated asset accounts (sometimes referred to as "separate accounts") that underlie variable life insurance policies. That section provides that a variable life insurance policy based on a separate account will not be treated as a life insurance contract for any period (and all subsequent periods) for which the investments in the account are not "adequately diversified" in accordance with regulations prescribed by the U.S. Treasury Department ("Regulations"). Disqualification of a policy would result in the imposition of federal income tax on its owner with respect to earnings allocable to the policy before distributions are made under the policy.

     The Code and Regulations contain a "safe harbor" providing that a separate account will be adequately diversified if it meets the diversification requirements for a regulated investment company ("RIC") (mutual fund) and no more than 55% of its total assets consist of cash, cash items, U.S. government securities, and securities of other RICs. Under the Regulations, except as permitted by the safe harbor, no more than 55% of a separate account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For these purposes, all securities of the same issuer are considered a single investment and each U.S. government agency or instrumentality is considered a separate issuer. These diversification requirements must be satisfied as of the end of each calendar quarter or within thirty days thereafter.

     For purposes of section 817 and the Regulations, a segregated asset account consists of all assets the investment return and market value of each of which must be allocated in an identical manner to any variable contract invested in any of those assets. Accordingly, for these purposes each investment portfolio of the Separate Account is treated as a segregated asset account for purposes of testing its compliance with the diversification standards. The Regulations provide that if one or more segregated asset accounts hold all the beneficial interests in a RIC (with certain exceptions) and public access to the RIC is available exclusively through the purchase of a variable contract, a beneficial interest in the RIC will not be treated as a single investment; instead, a PRO RATA portion of each asset of the RIC will be treated for diversification purposes as an asset of each account ("look-through rule"). Because each investment portfolio invests in a single RIC, and each RIC has advised us that it satisfies the requirements for applying the look-through rule and the section 817 diversification requirements, each segregated asset account of the Separate Account should satisfy those diversification requirements.

Policy Owner Control

     The foregoing Regulations do not provide guidance regarding the circumstances in which a policy owner's control of a separate account's investments will cause the policy owner to be treated for federal income tax purposes as owning those investments, thereby resulting in the loss of favorable tax treatment for the policy. The amount of policy owner control that may be exercised under a CVUL policy differs in some respects from the situations addressed in published rulings issued by the Service that held that policy owners were not the owners of a separate account's assets for federal income tax purposes. It is unclear whether these differences, such as the policy owners' ability to transfer among investment choices or the number and type of investment choices available under a CVUL policy, would cause them to be considered the owners of the Separate Account's assets, resulting in unfavorable tax consequences.

     It cannot be determined at this time whether the Service will provide additional guidance or what standards might be contained therein. If any such guidance were considered to set forth a new position, it generally would be applied prospectively only. However, if such guidance were treated as clarifying existing law (and thus not setting forth a new position), it might be applied retroactively, resulting in the policy owners' being retroactively determined to be the owners for federal income tax purposes of the Separate Account's assets.

     We reserve the right to modify the policies in order to maintain favorable tax treatment therefore.

TAX TREATMENT UNDER THE POLICIES

General

     The policies have been designed to comply with the definition of "life insurance contract" contained in IRC section 7702. That section, which is very complex and was included in the Tax Reform Act of 1984 to deal with Congress's concern with the proliferation of investment-oriented life insurance contracts, provides in general that a contract will be treated as a "life insurance contract" for federal tax purposes if it is a life insurance contract under applicable state or foreign law and either (1) meets a "cash value accumulation" test or (2) meets certain "guideline premium requirements" or falls within a "cash value corridor" (all as set forth in section 7702), in addition to meeting certain other requirements. Although some interim guidance regarding this definition was provided in IRS Notice 88-128 and proposed Regulations under section 7702 were issued on July 5, 1991, final Regulations thereunder have not been adopted. Accordingly, we have relied on that notice and those proposed
Regulations in establishing mortality and other expense charges and otherwise structuring the terms of the policies.

     While we have attempted to comply with section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Service will not concur with our interpretations of section 7702. If the Service determines that the policies do not comply with that section, they would not qualify for the favorable tax treatment usually accorded life insurance contracts. You should consult your own tax advisers with respect to the tax consequences of purchasing a policy.

Modified Endowment Contracts

     The tax treatment accorded to loan proceeds and/or surrender payments under a policy will depend on whether the policy is considered to be a modified endowment contract ("MEC"). Under IRC section 7702A, a MEC is (1) a life insurance contract (as defined above) entered into or materially changed after June 20, 1988, that fails to meet the "7-pay test" (described below) (I.E., the premiums under the contract are paid in more rapidly than the rate defined by that test) or (2) a contract received in exchange for such a contract (regardless of whether the contract received in the exchange meets the 7-pay test). A "material change" includes any increase in the death benefits under the contract or any increase in, or addition of, a qualified additional benefit under the contract unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven contract years or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to those premiums. A contract fails to meet the 7-pay test when the cumulative amount paid thereunder at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before that time if the contract provided for paid-up future benefits after the payment of seven level annual premiums. There is some uncertainty about applying the 7-pay test to a joint-insured policy. There are also special considerations regarding application of the 7-pay test to the policies. For example, a partial surrender or other reduction in the death benefit at any time may cause a policy to become a MEC.

Tax Treatment of Policies that Are not MECs

     If a policy is not a MEC, then any distributions on surrender thereof will be treated first as a recovery of the investment in the policy, which would not be treated as taxable income. However, if a distribution results from a reduction in benefits under a policy within the first fifteen years after the policy is issued in order to comply with section 7702, that distribution may be taxed as ordinary income to the extent of the income in the policy. In addition, the death benefit under a policy that is not a MEC generally would be excludable from the beneficiary's gross income subject to IRC section 101(a). Also, you would not be deemed to be in constructive receipt of the cash surrender value under a policy, including increments thereon, until a distribution thereof. Federal, state, and local estate, inheritance, and other tax consequences of ownership, or receipt of policy proceeds, depend in part on each policy owner's or beneficiary's circumstances.

     Any loan from a policy that is not a MEC will be treated as the owner's indebtedness and not as a distribution. On complete surrender or lapse of the policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the policy owner, the excess generally will be treated as ordinary income.

Tax Treatment of Policies that Are MECs

     If a policy is a MEC, distributions from the policy will be treated first as the receipt of income and then as a recovery of premiums paid. Thus, distributions will be includible in income to the extent the accumulation value exceeds the investment in the policy. Distributions of loan proceeds and/or surrender payments, including those resulting from lapse of a policy, also may be subject to an additional 10% tax penalty applied to the income portion of the distribution. The penalty would not apply, however, to any distributions (1) made on or after the date on which you reach age 59 1/2, (2) attributable to your becoming disabled (within the meaning of IRC section 72(m)(7)), or (3) that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

     All life insurance policies that are treated as MECs and are purchased by the same person from us, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the taxable portion of any loan proceeds or other distributions. This treatment may result in adverse tax consequences, including more rapid taxation of the loan proceeds or distributed amounts from the combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year.

Interest on Policy Loans

     Interest payable on a loan under a policy owned by an individual generally is not deductible. Furthermore, no deduction is allowed for interest on a loan under a policy covering the life of any employee or officer of a taxpayer or any person financially interested in the taxpayer's business unless that employee, officer, or financially interested person is a "key person" and the indebtedness does not exceed $50,000. The deductibility of interest payable on policy loans may be subject to further rules and limitations under IRC sections 163 and 264.

     Policy owners should seek competent tax advice about the tax consequences of taking loans under, distributions from, exchanging or surrendering a policy.

Tax Treatment of Assignments

     An assignment of a policy or change of ownership of a policy may be a taxable event. You should therefore consult a competent tax adviser before assigning or changing the owner of your policy.

Income Tax Withholding

     All distributions, or the portion thereof includible in a policy owner's gross income, are subject to federal income tax withholding. In most cases, however, you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.

APPENDIX D - FINANCIAL STATEMENTS

         The financial statements of CVIC included herein should be considered only as bearing upon the ability of CVIC to meet its obligations under the Contracts.

     The most current financial statements of CVIC are those as of the end of the most recent fiscal year. CVIC does not normally prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, CVIC represents that there have been no adverse changes in the financial condition or operations of CVIC between the end of the most current fiscal year and the date of this prospectus.

                                                                            (59)



                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Directors
Conseco Variable Insurance Company

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Conseco Variable Insurance Company (the "Company") at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to the merger of Conseco Variable Insurance Company and Providential Life Insurance Company which has been accounted for as a pooling of interests as described in note 2 to the consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.





                                                      PricewaterhouseCoopers LLP


                                                                   April 6, 2001

                                                                            (60)
                       CONSECO VARIABLE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2000 and 1999
                              (Dollars in millions)


                                     ASSETS


                                                               2000       1999
                                                             --------   --------

Investments:
  Actively managed fixed maturities at fair value
    (amortized cost: 2000 - $1,260.6; 1999 - $1,510.9) ...   $1,192.1   $1,416.7
  Equity securities at fair value (cost: 2000 - $9.1;
    1999 - $47.8) ........................................        8.6       49.8
  Mortgage loans .........................................      100.0      108.0
  Policy loans ...........................................       75.7       75.5
  Other invested assets ..................................       73.3       50.8
                                                             --------   --------

        Total investments ................................    1,449.7    1,700.8

Cash and cash equivalents ................................       78.8       83.4
Accrued investment income ................................       24.9       35.6
Cost of policies purchased ...............................      116.1      138.0
Cost of policies produced ................................      214.1      147.6
Reinsurance receivables ..................................       22.4       26.4
Goodwill .................................................       43.7       45.3
Assets held in separate accounts .........................    1,825.5    1,457.0
Other assets .............................................        5.4        5.8
                                                             --------   --------

        Total assets .....................................   $3,780.6   $3,639.9
                                                             ========   ========


                            (continued on next page)


    The accompanying notes are an integral part of the financial statements.

                                                                            (61)

                       CONSECO VARIABLE INSURANCE COMPANY

                     CONSOLIDATED BALANCE SHEET (Continued)
                           December 31, 2000 and 1999
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                             2000        1999
                                                           --------    --------

Liabilities:
  Insurance liabilities:
     Interest-sensitive products .......................   $1,128.6    $1,289.2
     Traditional products ..............................      270.9       255.1
     Claims payable and other policyholder funds .......       36.3        64.1
     Liabilities related to separate accounts ..........    1,825.5     1,457.0
  Income tax liabilities ...............................       49.4        34.0
  Investment borrowings ................................       58.5       135.1
  Other liabilities ....................................       15.0        14.9
                                                           --------    --------

          Total liabilities ............................    3,384.2     3,249.4
                                                           --------    --------

Shareholder's equity:
  Common stock and additional paid-in capital
    (par value $4.80 per share, 1,065,000
    shares authorized, 1,043,565 shares issued
    and outstanding) ...................................      393.5       393.5
  Accumulated other comprehensive loss .................      (25.2)      (29.1)
  Retained earnings ....................................       28.1        26.1
                                                           --------    --------

          Total shareholder's equity ...................      396.4       390.5
                                                           --------    --------

          Total liabilities and shareholder's equity ...   $3,780.6    $3,639.9
                                                           ========    ========


    The accompanying notes are an integral part of the financial statements.

                                                                            (62)
                       CONSECO VARIABLE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2000, 1999 and 1998
                              (Dollars in millions)


                                                      2000      1999      1998
                                                     -------   -------   -------

Revenues:
  Insurance policy income .........................  $  91.0   $  92.1   $  95.7
  Net investment income ...........................    315.8     298.9     199.5
  Net gains (losses) from sale of investments .....    (12.1)    (10.0)     18.5
                                                     -------   -------   -------

        Total revenues ............................    394.7     381.0     313.7
                                                     -------   -------   -------

Benefits and expenses:
  Insurance policy benefits .......................    296.3     284.1     190.3
  Amortization ....................................     30.3      14.3      34.0
  Other operating costs and expenses ..............     44.1      41.5      42.1
                                                     -------   -------   -------

        Total benefits and expenses ...............    370.7     339.9     266.4
                                                     -------   -------   -------

        Income before income taxes ................     24.0      41.1      47.3

Income tax expense ................................      9.2      14.4      16.6
                                                     -------   -------   -------

        Net income ................................  $  14.8   $  26.7   $  30.7
                                                     =======   =======   =======


    The accompanying notes are an integral part of the financial statements.

                                                                            (63)
                       CONSECO VARIABLE INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 2000, 1999 and 1998
                              (Dollars in millions)

                                                                          Common stock       Accumulated other
                                                                         and additional         comprehensive     Retained
                                                              Total      Paid-in Capital        Income (Loss)     Earnings
                                                              -----      ---------------        -------------     --------

Balance, December 31, 1997.................................   $430.9          $393.5              $   8.8         $  28.6

   Comprehensive income, net of tax:
     Net income............................................     30.7              --                   --            30.7
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax benefit
        of $5.1)...........................................     (9.5)             --                 (9.5)            -
                                                              ------          ------               ------         -------

         Total comprehensive income........................     21.2

   Dividends on common stock...............................    (32.9)             --                   --           (32.9)
                                                              ------          ------               ------         -------

Balance, December 31, 1998.................................    419.2           393.5                  (.7)           26.4

   Comprehensive loss, net of tax:
     Net income............................................     26.7              --                   --            26.7
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax benefit
       of $16.1)...........................................    (28.4)             --                (28.4)            -
                                                              ------          ------               ------         -------

         Total comprehensive loss..........................     (1.7)

   Dividends on common stock...............................    (27.0)             --                   --           (27.0)
                                                              ------          ------               ------         -------

Balance, December 31, 1999.................................    390.5           393.5                (29.1)           26.1

   Comprehensive income, net of tax:
     Net income............................................     14.8              --                   --            14.8
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax
         expense of $2.2)..................................      3.9              --                  3.9             -
                                                              ------          ------               ------         -------

         Total comprehensive income........................     18.7

   Dividends on common stock...............................    (12.8)             --                   --           (12.8)
                                                              ------          ------               ------         -------

Balance, December 31, 2000.................................   $396.4          $393.5               $(25.2)        $  28.1
                                                              ======          ======               ======         =======

    The accompanying notes are an integral part of the financial statements.

                                                                            (64)
                       CONSECO VARIABLE INSURANCE COMPANY

                            CONSOLIDATED STATEMENT OF
                         CASH FLOWS for the years ended
                        December 31, 2000, 1999 and 1998
                              (Dollars in millions)


                                                     2000      1999      1998
                                                   --------  --------  --------

Cash flows from operating activities:
   Net income .................................... $   14.8  $   26.7  $   30.7
     Adjustments to reconcile net income to net
       cash provided by operating activities:
         Amortization ............................     30.3      14.3      43.4
         Income taxes ............................     11.4      12.0      (1.0)
         Insurance liabilities ...................     88.9     162.6     120.0
         Accrual and amortization of investment
           income ................................      4.3     (11.4)      1.6
         Deferral of cost of policies produced ...    (84.2)    (62.7)    (35.3)
         Net (gains) losses from sale of
           investments ...........................     12.1      10.0     (18.5)
         Other ...................................     (1.0)     (3.8)    (37.2)
                                                   --------  --------  --------

         Net cash provided by
           operating activities ..................     76.6     147.7     103.7
                                                   --------  --------  --------

Cash flows from investing activities:
   Sales of investments ..........................  1,115.3     904.8   1,185.0
     Maturities and redemptions ..................     53.8     109.0     145.5
   Purchases of investments ...................... (1,587.6) (1,502.0) (1,420.7)
                                                   --------  --------  --------

         Net cash used by investing activities ...   (418.5)   (488.2)    (90.2)
                                                   --------  --------  --------

Cash flows from financing activities:
   Deposits to insurance liabilities .............    893.7     654.1     400.4
   Investment borrowings .........................    (76.6)     69.4       4.7
   Withdrawals from insurance liabilities ........   (467.0)   (324.8)   (385.0)
   Dividends paid on common stock ................    (12.8)    (27.0)    (32.9)
                                                   --------  --------  --------

         Net cash provided (used) by
           financing activities ..................    337.3     371.7     (12.8)
                                                   --------  --------  --------

         Net increase (decrease) in cash
           and cash equivalents ..................     (4.6)     31.2        .7

Cash and cash equivalents, beginning of year .....     83.4      52.2      51.5
                                                   --------  --------  --------

Cash and cash equivalents, end of year ........... $   78.8  $   83.4  $   52.2
                                                   ========  ========  ========


    The accompanying notes are an integral part of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


                                                                            (65)

1.   SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company with subsidiaries operating throughout the United States. Conseco's insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance and other insurance products. Conseco's finance subsidiaries originate, securitize and service manufactured housing, home equity, retail credit and floorplan loans. Conseco's operating strategy is to grow its business by focusing its resources on the development and expansion of profitable products and strong distribution channels, to seek to achieve superior investment returns through active asset management and to control expenses.

     The consolidated financial statements also include the effect of the January 1, 2000, merger of Providential Life Insurance Company ("Providential", a wholly owned subsidiary of Conseco since its acquisition on September 30,
1997) into the Company. This merger has been accounted for as a pooling of interests; therefore, the assets and liabilities of each company have been combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been reported as if the merger had occurred on September 30, 1997. Intercompany transactions among the consolidated companies have been eliminated in consolidation.

     The following summary explains the accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission. We reclassified certain amounts in our 1999 and 1998 financial statements and notes to conform with the 2000 presentation.

     INVESTMENTS

     FIXED MATURITIES are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as ACTIVELY MANAGED and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as TRADING and included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     EQUITY SECURITIES include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     MORTGAGE LOANS held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     POLICY LOANS are stated at their current unpaid principal balances.

     OTHER INVESTED ASSETS include trading securities and certain non-traditional investments. Non-traditional investments include investments in certain limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


                                                                            (66)

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     ASSETS HELD IN SEPARATE ACCOUNTS

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     COST OF POLICIES PRODUCED

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy: (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

     COST OF POLICIES PURCHASED

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as the cost of policies purchased. We also defer renewal commissions paid in

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


                                                                            (67)

excess of ultimate commission levels related to the purchased policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we use to determine the value of the cost of policies purchased is the rate of return we need to earn in order to invest in the business being acquired. In determining this required rate of return, we consider many factors including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) the cost of our capital required to fund the acquisition; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the acquired company's compatibility with other Company activities that may favorably affect future cash flows; (v) the complexity of the acquired company; and (vi) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     GOODWILL

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. Our analysis indicates that the anticipated ongoing cash flows from the earnings of the Company extends beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, we amortize goodwill on the straight-line basis generally over a 40-year period. The total accumulated amortization of goodwill was $17.6 million and $16.1 million at December 31, 2000 and 1999, respectively. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows from our earnings over the remaining amortization period. At December 31, 2000, goodwill is also recoverable from projected net cash flows from estimated earnings (including earnings on projected amounts of new business consistent with the Company's business plan), discounted at rates we believe are appropriate for the business. If we were to determine that changes in undiscounted projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     RECOGNITION OF INSURANCE POLICY INCOME AND RELATED BENEFITS AND EXPENSES ON INSURANCE CONTRACTS

     Generally, we recognize insurance premiums for traditional life contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     REINSURANCE

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.5 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $11.1 million, $23.1 million and $21.0 million in 2000, 1999 and 1998, respectively. A receivable is recorded for the reinsured portion of insurance policy

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (68)

benefits paid and liabilities for insurance products. Reinsurance recoveries netted against insurance policy benefits totaled $10.1 million, $20.8 million and $21.8 million in 2000, 1999 and 1998, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $4.9 million, $18.7 million and $15.6 million in 2000, 1999 and 1998, respectively.

     INCOME TAXES

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     INVESTMENT BORROWINGS

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. Such borrowings averaged $86.3 million during 2000 and $137.7 million during 1999. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 5.8 percent and 5.0 percent in 2000 and 1999, respectively. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2000). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     USE OF ESTIMATES

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, insurance liabilities, liabilities related to litigation, guaranty fund assessment accruals and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.

     FAIR VALUES OF FINANCIAL INSTRUMENTS

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     INVESTMENT SECURITIES. For fixed maturity securities (including redeemable preferred stocks) and for

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (69)

equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

CASH AND CASH EQUIVALENTS. The carrying amount for these instruments approximates their estimated fair value.

MORTGAGE LOANS AND POLICY LOANS. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

OTHER INVESTED ASSETS. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

INSURANCE LIABILITIES FOR INTEREST-SENSITIVE PRODUCTS. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

INVESTMENT BORROWINGS. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                  2000                1999
                                                  ----                ----
                                          Carrying    Fair    Carrying    Fair
                                           AMOUNT     VALUE    AMOUNT    VALUE
                                          --------  --------  --------  --------
                                                    (Dollars in millions)
Financial assets:
   Actively managed fixed maturities ...  $1,192.1  $1,192.1  $1,416.7  $1,416.7
   Equity securities ...................       8.6       8.6      49.8      49.8
   Mortgage loans ......................     100.0      97.7     108.0     102.8
   Policy loans ........................      75.7      75.7      75.5      75.5
   Other invested assets ...............      73.3      73.3      50.8      50.8
   Cash and cash equivalents ...........      78.8      78.8      83.4      83.4

Financial liabilities:
   Insurance liabilities for interest-
     sensitive products (1) ...........    1,128.6   1,128.6  1,289.2    1,289.2
   Investment borrowings ..............       58.5      58.5    135.1      135.1

----------
(1) The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2000 and 1999. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year. We are not required to disclose

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------
                                                                            (70)

     fair values for insurance liabilities, other than those for interest-sensitive products. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

RECENTLY ISSUED ACCOUNTING STANDARDS

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("SFAS 138") requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. We will adopt SFAS 133 as of January 1, 2001. Because of our minimal use of derivatives, we do not anticipate that the adoption of the new standard and implementation guidance approved by FASB prior to December 31, 2000, will have a material impact on the Company's financial position or results of operations.

2.   MERGER

     On January 1, 2000, Providential was merged with the Company, with the Company being the surviving corporation. At the time of the merger, all 10,000 shares of Providential's $100 par value common stock were cancelled. Each share of common stock of the Company issued and outstanding at January 1, 2000, remained outstanding as the common stock of the merged company.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------
                                                                            (71)

     Providential was acquired by Conseco on September 30, 1997, in a business combination accounted for under the purchase method of accounting. As described in note 1, the consolidated financial statements include the assets and liabilities of Providential at December 31, 2000 and 1999, and its results of operations, changes in shareholder's equity and cash flows as if the merger occurred on September 30, 1997. The impact of the merger on certain balances reflected in the consolidated financial statements was as follows:

                                 Amount Prior to                       Reported
                                EFFECT OF MERGER     PROVIDENTIAL       AMOUNT
                                ----------------     ------------       ------
                                                 (Dollars in millions)

1999
Total assets.................        $3,613.8            $26.1         $3,639.9
Total liabilities............         3,238.1             11.3          3,249.4
Total shareholder's equity...           375.7             14.8            390.5
Revenues ....................           359.7             21.3            381.0
Net income...................            25.2              1.5             26.7

1998
Revenues ....................           290.1             23.6            313.7
Net income...................            30.6               .1             30.7

3.   INVESTMENTS:

     At December 31, 2000, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                              Esti-
                                                     Gross    mated
                                          Gross      unre-     unre-
                                        Amortized   alizesd   alized     fair
                                           cost      gains    losses    value
                                        ---------   -------   ------   --------
                                                  (Dollars in millions)
Investment grade:
  Corporate securities ................  $  693.4     $1.7     $38.9   $  656.2
  United States Treasury securities
    and obligations of United States
    government corporations and
    agencies ..........................      25.6       .9        --       26.5
  States and political subdivisions ...      11.7       .1        .3       11.5
  Debt securities issued by foreign
    governments .......................      11.9       --        .5       11.4
  Mortgage-backed securities ..........     408.2      1.7       4.5      405.4
Below-investment grade (primarily
  corporate securities) ...............     109.8       .1      28.8       81.1
                                         --------     ----     -----   --------

     Total actively managed fixed
       maturities                        $1,260.6     $4.5     $73.0   $1,192.1
                                         ========     ====     =====   ========

Equity securities .....................  $    9.1     $ --     $  .5   $    8.6
                                         ========     ====     =====   ========

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (72)

     At December 31, 1999, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                              Esti-
                                                     Gross    mated
                                          Gross      unre-     unre-
                                        Amortized   alizesd   alized     fair
                                           cost      gains    losses    value
                                        ---------   -------   ------   --------
                                                  (Dollars in millions)
Investment grade:
  Corporate securities ................  $  859.7     $2.2     $60.4   $  801.5
  United States Treasury securities
    and obligations of United States
    government corporations and
    agencies ..........................      15.5       .1        .7       14.9
  States and political subdivisions ...      11.7       --       1.1       10.6
  Debt securities issued by foreign
    governments .......................      12.2       --       1.6       10.6
  Mortgage-backed securities ..........     482.3       .2      22.7      459.8
Below-investment grade (primarily
  corporate securities) ...............     129.5      2.4      12.6      119.3
                                         --------     ----     -----   --------

     Total actively managed fixed
       maturities .....................  $1,510.9     $4.9     $99.1   $1,416.7
                                         ========     ====     =====   ========

Equity securities .....................  $   47.8     $3.9     $ 1.9   $   49.8
                                         ========     ====     =====   ========

     Accumulated other comprehensive loss is primarily comprised of unrealized losses on actively managed fixed maturity investments. Such amounts, included in shareholder's equity as of December 31, 2000 and 1999, were summarized as follows:

                                                             2000      1999
                                                            ------    ------
                                                           (Dollars in millions)

Unrealized losses on investments ........................   $(74.9)   $(91.9)
Adjustments to cost of policies purchased and cost of
  policies produced .....................................     35.4      46.3
Deferred income tax benefit .............................     14.3      16.5
                                                            ------    ------

       Accumulated other comprehensive loss .............   $(25.2)   $(29.1)
                                                            ======    ======

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2000, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                           Estimated
                                                           Amortized      fair
                                                              Cost       value
                                                            --------    --------
                                                           (Dollars in millions)

Due in one year or less ................................    $    7.6    $    7.6
Due after one year through five years ..................        72.7        71.5
Due after five years through ten years .................       176.2       159.3
Due after ten years ....................................       594.3       546.8
                                                            --------    --------

    Subtotal ...........................................       850.8       785.2
Mortgage-backed securities (a) .........................       409.8       406.9
                                                            --------    --------

        Total actively managed fixed maturities ........    $1,260.6    $1,192.1
                                                            ========    ========
----------
(a) Includes below-investment grade mortgage-backed securities with an amortized cost and estimated fair value of $1.6 million and $1.5 million, respectively.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (73)

     Net investment income consisted of the following:

                                                  2000       1999         1998
                                                  ----       ----         ----
                                                      (Dollars in millions)

Actively managed fixed maturity securities...    $ 99.4     $116.1       $119.9
Equity securities............................       5.2       12.2          3.2
Mortgage loans...............................       8.8        9.9         12.1
Policy loans.................................       4.8        4.8          5.1
Other invested assets........................       5.2        3.5         13.3
Cash and cash equivalents....................       2.3        2.1          2.9
Separate accounts............................     191.2      151.8         44.1
                                                 ------     ------       ------

    Gross investment income..................     316.9      300.4        200.6
Investment expenses..........................       1.1        1.5          1.1
                                                 ------     ------       ------

       Net investment income.................    $315.8     $298.9       $199.5
                                                 ======     ======       ======

     The Company had no significant fixed maturity investments or mortgage loans that were not accruing investment income in 2000, 1999 and 1998.

     Investment gains (losses), net of investment expenses, were included in revenue as follows:

                                                       2000      1999      1998
                                                      -----     -----     -----
                                                        (Dollars in millions)
Fixed maturities:
   Gross gains ...................................   $  5.3    $  8.6     $34.0
   Gross losses ..................................    (13.2)    (14.5)    (12.4)
   Other than temporary decline in fair value ....     (4.2)     (1.3)       --
                                                     ------    ------     -----

        Net investment gains (losses) from
          fixed maturities before expenses .......    (12.1)     (7.2)     21.6

Equity securities ................................      6.5        .3        .1
Other than temporary decline in fair value
  of other invested assets .......................     (4.3)       --        --
Other ............................................       .4        .4        --
                                                     ------    ------     -----

       Net investment gains (losses)
         before expenses .........................     (9.5)     (6.5)     21.7
Investment expenses ..............................      2.6       3.5       3.2
                                                     ------    ------     -----

       Net investment gains (losses) .............   $(12.1)   $(10.0)    $18.5
                                                     ======    ======     =====

     At December 31, 2000, the mortgage loan balance was primarily comprised of commercial loans. Approximately 17 percent, 11 percent, 10 percent, 8 percent and 8 percent of the mortgage loan balance were on properties located in Michigan, Texas, Florida, Georgia and Tennessee, respectively. No other state comprised greater than 7 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 2000. Our allowance for loss on mortgage loans was $.3 million at both December 31, 2000 and 1999.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $13.4 million at December 31, 2000.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 2000, other than investments issued or guaranteed by the United States government or a United States government agency.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (74)

4.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      2000           1999
                                                         ----------   ----------   ----------    --------       --------
                                                                                                  (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)       $  834.3       $  976.7
       Universal life-type contracts...................      N/A          N/A          N/A          294.3          312.5
                                                                                                 --------       --------

         Total interest-sensitive products.............                                           1,128.6        1,289.2
                                                                                                 --------       --------
     Traditional products:
       Traditional life insurance contracts............    Company        (a)         7.5%          166.3          149.3
                                                         experience
       Limited-payment contracts.......................    Company        (b)         7.5%          104.6          105.8
                                                         experience,                             --------       --------
                                                        if applicable

         Total traditional products....................                                             270.9          255.1
                                                                                                 --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           36.3           64.1
   Liabilities related to separate accounts............      N/A          N/A          N/A        1,825.5        1,457.0
                                                                                                 --------       --------

       Total...........................................                                          $3,261.3       $3,065.4
                                                                                                 ========       ========

-------------

(a)  Principally, modifications of the 1975 - 80 Basic, Select and Ultimate
     Tables.

(b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuitant Mortality Table.

(c) At December 31, 2000 and 1999, approximately 96 percent and 97 percent, respectively, of this liability represented account balances where future benefits are not guaranteed. The weighted average interest rate on the remainder of the liabilities representing the present value of guaranteed future benefits was approximately 6 percent at December 31, 2000.

5.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                             2000        1999
                                                             -----      -----
                                                           (Dollars in millions)
Deferred income tax liabilities (assets):
  Investments (primarily actively managed
    fixed maturities) ..................................     $ 4.0      $ 3.6
  Cost of policies purchased and cost of
    policies produced ..................................      94.0       75.3
  Insurance liabilities ................................     (50.2)     (39.2)
  Unrealized depreciation ..............................     (14.3)     (16.5)
  Other ................................................       6.0       11.2
                                                             -----      -----

       Deferred income tax liabilities .................      39.5       34.4
Current income tax liabilities (assets) ................       9.9        (.4)
                                                             -----      -----

       Income tax liabilities ..........................     $49.4      $34.0
                                                             =====      =====

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (75)

     Income tax expense was as follows:

                                             2000          1999          1998
                                           -------       -------       -------
                                                  (Dollars in millions)

Current tax provision (benefit) ......     $ (11.7)      $   4.3       $  20.8
Deferred tax provision (benefit) .....        20.9          10.1          (4.2)
                                           -------       -------       -------

         Income tax expense ..........     $   9.2       $  14.4       $  16.6
                                           =======       =======       =======

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the statement of operations is as follows:

                                             2000          1999          1998
                                           -------       -------       -------

U.S. statutory corporate rate ........        35.0%         35.0%         35.0%
State taxes ..........................          .8           1.5           1.0
Other ................................         2.5          (1.5)          (.9)
                                           -------       -------       -------

         Income tax expense ..........        38.3%         35.0%         35.1%
                                           =======       =======       =======

6.   OTHER DISCLOSURES:

     LITIGATION

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, such lawsuits currently pending against the Company are not expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

     GUARANTY FUND ASSESSMENTS

     The balance sheet at December 31, 2000, includes: (i) accruals of $.5 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2000; and (ii) receivables of $1.6 million that we estimate will be recovered through a reduction in future premium taxes as a result of such future and prior assessments. At December 31, 1999, such guaranty fund assessment related accruals were $1.6 million and such receivables were $1.1 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $.7 million in 2000 and $1.1 million in both 1999 and 1998.

     RELATED PARTY TRANSACTIONS

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $43.3 million in 2000, $43.4 million in 1999 and $37.8 million in 1998.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (76)

7.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                      2000      1999      1998
                                                     ------    ------    ------
                                                        (Dollars in millions)
Traditional products:
  Direct premiums collected ......................   $955.5    $720.4    $467.9
  Reinsurance assumed ............................      4.9      18.7      15.6
  Reinsurance ceded ..............................    (11.1)    (23.1)    (21.0)
                                                     ------    ------    ------

        Premiums collected, net of reinsurance ... 949.3 716.0 462.5 Less premiums on universal life and products without mortality and morbidity risk which
    are recorded as additions to insurance
    liabilities ..................................    893.7     654.1     400.4
                                                     ------    ------    ------
       Premiums on traditional products with
         mortality or morbidity risk,recorded
         as insurance policy income ..............     55.6      61.9      62.1
Fees and surrender charges on interest-sensitive
  products .......................................     35.4      30.2      33.6
                                                     ------    ------    ------

       Insurance policy income ...................   $ 91.0    $ 92.1    $ 95.7
                                                     ======    ======    ======

     The four states with the largest shares of 2000 collected premiums were California (16 percent), Florida (11 percent), Texas (11 percent) and Michigan (8 percent). No other state accounted for more than 5 percent of total collected premiums.

     Changes in the cost of policies purchased were as follows:

                                                      2000      1999      1998
                                                     ------    ------    ------
                                                        (Dollars in millions)

Balance, beginning of year .......................   $138.0    $104.8    $113.6
   Amortization ..................................    (11.1)     (4.5)    (21.5)
   Amounts related to fair value adjustment of
     actively managed fixed maturities ...........    (10.8)     37.7      11.8
   Other .........................................       --        --        .9
                                                     ------    ------    ------

Balance, end of year .............................   $116.1    $138.0    $104.8
                                                     ======    ======    ======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 10 percent of the December 31, 2000, balance of cost of policies purchased in 2001, 9 percent in 2002, 8 percent in 2003, 7 percent in 2004 and 7 percent in 2005. The discount rates used to determine the amortization of the cost of policies purchased ranged from 3.8 percent to 8.0 percent and averaged 5.9 percent.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                                            (77)

     Changes in the cost of policies produced were as follows:

                                                      2000      1999      1998
                                                     ------    ------    ------
                                                        (Dollars in millions)

Balance, beginning of year .......................   $147.6    $ 82.5    $ 55.9
  Additions ......................................     84.2      62.7      35.3
  Amortization ...................................    (17.6)     (8.3)    (11.0)
  Amounts related to fair value adjustment of
    actively managed fixed maturities ............      (.1)     10.7       2.3
                                                     ------    ------    ------

Balance, end of year .............................   $214.1    $147.6    $ 82.5
                                                     ======    ======    ======

8.   STATEMENT OF CASH FLOWS:

     Income taxes refunded (paid) during 2000, 1999, and 1998, were $5.2 million, ($2.1) million and ($17.1) million, respectively.

9.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following amounts to regulatory agencies:

                                                              2000       1999
                                                             ------     ------
                                                           (Dollars in millions)

   Statutory capital and surplus .......................     $102.0     $112.6
   Asset valuation reserve .............................       38.5       41.4
   Interest maintenance reserve ........................       55.0       66.7
                                                             ------     ------

       Total ...........................................     $195.5     $220.7
                                                             ======     ======

     Our statutory net income (loss) was $(6.3) million, $14.6 million and $32.7 million in 2000, 1999 and 1998, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. We may pay dividends to our parent in 2001 of $10.2 million without permission from state regulatory authorities.

     In 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles in a process referred to as codification. Such principles are summarized in the Accounting Practices and Procedures Manual. The revised manual is effective January 1, 2001. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that we use to prepare our statutory-basis financial statements. However, we believe the impact of these changes to our statutory-based capital and surplus as of January 1, 2001, will not be significant.